                                                   DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------


EQUITY INVESTOR FUND          The objective of these Defined Funds is to provide
INDEX SERIES                  investors with the opportunity to purchase Units
S&P 500 TRUST 2               representing proportionate interests in defined
S&P MIDCAP TRUST              portfolios of preselected securities consisting of
(UNIT INVESTMENT              substantially all of the common stocks, in
TRUSTS)                       substantially the same proportions, which comprise
------------------------------the Standard & Poor's 500 Stock Price Composite
-- MONTHLY INCOME             Index or the Standard & Poor's MidCap 400 Index,
-- PROFESSIONAL SELECTION     respectively. The Trusts are designed to produce
-- DIVERSIFICATION            investment results that generally correspond to
-- REINVESTMENT OPTION        the price and yield performance of common stocks
                              represented by these Indices. There is no assurance that these objectives will be met. The
                              Fund is not sponsored by or affiliated with Standard and Poor's Corporation.
                              The value of Units will fluctuate with the value of the Portfolios of underlying Securities and no assurance can be given that dividends will be paid or that the Units will appreciate in value.
                              An investor may invest in Units of one or both
                              Trusts.
                              Minimum purchase: $250.



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
SPONSORS:                      OF THIS DOCUMENT. ANY REPRESENTATION TO THE
Merrill Lynch,                 CONTRARY IS A CRIMINAL OFFENSE.
Pierce, Fenner & Smith         -------------------------------------------------
Incorporated                   INVESTORS SHOULD READ THIS PROSPECTUS CAREFULLY
Smith Barney Inc.              AND RETAIN IT FOR FUTURE REFERENCE.
Prudential Securities          INQUIRIES SHOULD BE DIRECTED TO THE TRUSTEES AT
Incorporated                   THE TELEPHONE NUMBERS
Dean Witter Reynolds Inc.      LISTED ON THE BACK OF THIS PROSPECTUS.
PaineWebber Incorporated       PROSPECTUS DATED APRIL 30, 1997.

--------------------------------------------------------------------------------

Defined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored in the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

  o Municipal portfolios
o Corporate portfolios
o Government portfolios
o Equity portfolios
o International portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
----------------------------------------------------------------
Defining The Index Series
----------------------------------------------------------------

Indexing is an investment strategy that allows the sponsors to create a portfolio of stocks that is carefully structured to mirror, as closely as possible, the total return of a market index. Investors often compare the performance of their investments to a measure of overall market performance -- an index. Each Trust is designed to offer investors an opportunity, with a single, convenient purchase, to participate in the total return performance of an index broadly representing the market. This diversification reduces the risk of selecting individual stocks or market sectors. Indexing is a strategy that most equity investors can use as part of their overall investment plan, to seek potential growth in otherwise conservative portfolios or to hedge an aggressive strategy.

Investors in the Index Series do not select individual stocks or market sectors. Investors, in effect, buy the major portion of the market represented by an index. The portfolio is broadly diversified. Of course, a Trust may not hold all of the stocks in the related index at all times, but will seek to reflect the performance of that index. The Sponsors expect to have at least 95% of each Trust's assets invested in the common stocks of the related index and to maintain a correlation of .97-.99 between each index and the investment results of the related trust.

The Fund was created on February 19, 1992. The information in this prospectus is as of December 31, 1996, the evaluation date.
----------------------------------------------------------------
Defining Your Investment
----------------------------------------------------------------

MONTHLY INCOME DISTRIBUTIONS

The Trusts pay monthly income, even though the securities generally pay dividends quarterly. Monthly distributions of dividends are payable on the 25th of the month to holders of record on the 10th day of the month. In order to meet certain tax requirements, a special distribution of income including capital gains, may be paid to holders of record as of a date in December. Any capital gain net income will generally be distributed after the end of each Trust's taxable year.

It is expected that the proceeds of the sale or redemption of securities will not be distributed but will be reinvested in additional securities. To the extent these proceeds are available for distribution, they will be distributed on the next distribution day.

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into additional units of a Trust. Reinvesting helps to compound your income for a greater total return.

TAXES

Distributions which are taxable as ordinary income to investors will constitute dividends for Federal income tax purposes and may, subject to certain limitations, be eligible for the 70% dividends-received deduction for certain corporations. (See Taxes in Part B.)

MANDATORY TERMINATION DATE

The Trusts will terminate by February 28, 2017. The final distribution will be made within a reasonable time afterward. A Trust may be terminated earlier if its value is less than 40% of the value of the securities when deposited. On the evaluation date the value of the S&P 500 Trust 2 was 134% of the value of its securities when deposited and the value of the S&P MidCap Trust was 133% of the value of its securities when deposited.

REDEEMING OR SELLING YOUR INVESTMENT

You may sell or redeem your units at any time prior to the termination of the Portfolio. Your price will be based on the then current net asset value. There is no fee for redeeming or selling your units.

----------------------------------------------------------------
Defining Your Risks
----------------------------------------------------------------

Unit price fluctuates with the value of a portfolio, and the value of the portfolio will be affected by changes in the financial condition of the issuers, general economic conditions, movements in stock prices generally, the impact of the Sponsors' purchase and sale of the securities and other factors. An investment in Units should be made with the understanding that the financial condition of the issuers of the securities may become impaired or that the general condition of the stock market may worsen. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on various unpredictable factors. Further distributions of income on the underlying securities will generally depend upon the declaration of dividends by the issuers, and there can be no assurance that the issuers of securities will pay dividends or that the current level of dividends can be maintained or increased. Therefore, there is no guarantee that the objective of the Trusts will be achieved.

Unlike a mutual fund, the Trusts are not actively managed and the Sponsors receive no management fee. Therefore, the adverse financial condition of an issuer or any market movement in the price of a security will not necessarily require the sale of securities from a Trust or mean that the Sponsors will not continue to purchase the security in order to create additional Units. Although the Trusts are regularly reviewed and evaluated and the Sponsors may instruct the Trustee to sell securities under certain limited circumstances, securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation.

Investors in the S&P MidCap Trust should note that the Trust may not invest more than 5% of its assets in the stock of any issuer that derives more than 15% of its revenues from securities-related activities or invest in a securities-related issuer if its stock is not a marginable security under Regulation T promulgated by the Board of Governors of the Federal Reserve System. The foregoing restrictions are not expected to have a significant effect on the correlation between the S&P MidCap Trust and the S&P MidCap 400 Index. The S&P 500 Trust is not affected by the foregoing restrictions because it is covered by an SEC exemptive order. (See Risk Factors in Part B.)

----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------

S&P 500 TRUST 2:

PUBLIC OFFERING PRICE PER 1,000 UNITS                                  $1,780.58
The Public Offering Price as of December 31, 1996, the evaluation date, is based on the aggregate value of the underlying securities ($237,112,848) and any cash held to purchase securities, divided by the number of units outstanding (136,231,823) times 1,000, plus a maximum sales charge of 2.25% (2.302% on the value of the underlying securities). The redemption and secondary market repurchase price as of the evaluation date was $1,740.51 per 1,000 units ($40.07 per 1,000 units less than the Public Offering Price).

S&P MIDCAP TRUST:
PUBLIC OFFERING PRICE PER 1,000 UNITS                                  $1,374.59

The Public Offering Price as of December 31, 1996, the evaluation date, is based on the aggregate value of the underlying securities ($66,576,355) and any cash held to purchase securities, divided by the number of units outstanding (49,548,593) times 1,000, plus a maximum sales charge of 2.25% (2.302% on the value of the underlying securities). The redemption and secondary market repurchase price as of the evaluation date was $1,343.66 per 1,000 units ($30.93 per 1,000 units less than the Public Offering Price).

The Public Offering Prices and the redemption and secondary market repurchase prices on any subsequent date will vary. The underlying securities are valued by the Trustee on the basis of their closing sale prices at 4:00 p.m. Eastern time on every business day.

SALES CHARGES

Although each Trust is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay


                                                           As a %
                                                     of Secondary
                                                           Market
                                                           Public
                                                    Offering Price
                                                    -----------------
Maximum Sales Charge                                         2.25%


ESTIMATED ANNUAL OPERATING EXPENSES


                                        S&P 500     S&P MIDCAP
                                        TRUST 2          TRUST
                                     Amount per     Amount per
                                    1,000 Units    1,000 Units
                                    -------------  -------------
Trustee's Fee                         $    0.79      $    0.84
Portfolio Supervision, Bookkeeping
  and Administrative Fees             $    0.38      $    0.38
Other Operating Expenses              $    1.18      $    1.18
                                    -------------  -------------
TOTAL                                 $    2.35      $    2.40

DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST - 2

REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders
  of Defined Asset Funds -
  Equity Income Fund Index Series,
  S&P 500 Trust - 2:

We have audited the accompanying statement of condition of Defined Asset Funds - Equity Income Fund Index Series, S&P 500 Trust - 2, including the portfolio, as of December 31, 1996 and the related statements of operations and of changes in net assets for the years ended December 31, 1996, 1995 and 1994. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at December 31, 1996, as shown in such portfolio, were confirmed to us by The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined Asset Funds - Equity Income Fund Index Series, S&P 500 Trust - 2 at December 31, 1996 and the results of its operations and changes in its net assets for the above-stated years in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

New York, N.Y.
April 24, 1997

DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST - 2

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1996

TRUST PROPERTY:
  Investment in marketable securities - at value











    (cost $171,704,148) (Note 1)                                        $237,112,848
  Dividends receivable                                                       414,071
  Receivable for units sold                                                  500,164
  Other receivable                                                            56,422

            Total trust property                                         238,083,505

LESS LIABILITIES:
  Advance from Trustee                                   $    221,750
  Payable for securities purchased                            621,665        843,415

NET ASSETS, REPRESENTED BY:
  136,231,823 units of fractional
    undivided interest outstanding (Note 3)               237,129,303
  Undistributed net investment income                         110,787   $237,240,090

UNIT VALUE ($237,240,090 / 136,231,823 units)                               $1.74144


                  See Notes to Financial Statements.

DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST - 2

STATEMENTS OF OPERATIONS


                                                            Years Ended December 31,
                                                         1996         1995         1994

INVESTMENT INCOME:
  Dividend income                                    $ 4,340,209  $ 2,605,520   $1,924,809
  Trustee's fees and expenses                           (207,657)    (127,500)     (91,625)
  Sponsors' fees                                         (42,468)     (29,100)     (25,941)

  Net investment income                                4,090,084    2,448,920    1,807,243

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain on securities sold or
    redeemed                                           3,767,972      562,667      494,726
  Unrealized appreciation (depreciation) of
    investments                                       33,208,147   28,688,951   (1,429,745)

  Net realized and unrealized gain (loss) on
    investments                                       36,976,119   29,251,618     (935,019)

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                         $41,066,203  $31,700,538   $  872,224


                  See Notes to Financial Statements.












DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST - 2

STATEMENTS OF CHANGES IN NET ASSETS


                                                          Years Ended December 31,
                                                      1996          1995          1994

OPERATIONS:
  Net investment income                           $  4,090,084  $  2,448,920   $ 1,807,243
  Realized gain on securities sold or
    redeemed                                         3,767,972       562,667       494,726
  Unrealized appreciation (depreciation) of
    investments                                     33,208,147    28,688,951    (1,429,745)

  Net increase in net assets resulting from
    operations                                      41,066,203    31,700,538       872,224

DISTRIBUTIONS TO HOLDERS (Note 2):
  Income                                            (4,215,040)   (2,472,574)  (1,793,155)
  Principal                                         (1,301,160)     (594,288)     (350,938)

  Total distributions                               (5,516,200)   (3,066,862)  (2,144,093)

CAPITAL SHARE TRANSACTIONS (Note 4):
  Issuance of 42,186,123, 31,833,731 and
  11,104,169 units, respectively                    65,351,906    41,587,777    12,228,709

Redemption of 2,549,484, 684,158 and 978,667
  units, respectively                               (4,398,518)     (866,111)  (1,074,397)

NET CAPITAL SHARE TRANSACTIONS                      60,953,388    40,721,666    11,154,312

NET INCREASE IN NET ASSETS                          96,503,391    69,355,342     9,882,443

NET ASSETS AT BEGINNING OF YEAR                    140,736,699    71,381,357    61,498,914

NET ASSETS AT END OF YEAR                         $237,240,090  $140,736,699   $71,381,357

PER UNIT:
  Income distributions during year                     $.03330      $0.03020       $.02877

  Principal distributions during year                  $.00962       $.00620       $.00540

  Net asset value at end of year                      $1.74144      $1.45697      $1.09070

TRUST UNITS OUTSTANDING AT END OF YEAR             136,231,823    96,595,184    65,445,611













                  See Notes to Financial Statements.


DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST - 2

NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(a) Securities are stated at market value; for securities listed on a national securities exchange, value is based on the closing sale price on such exchange and, for securities not so listed, value is based on the current bid price on the over-the-counter market. Realized gains or losses on sales of securities are determined using the first-in, first-out cost method.

(b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

(c)  Dividend income is recorded on the ex-dividend date.

2.   DISTRIBUTIONS

     A distribution of net investment income is made to Holders on the twenty-fifth day of each month. Receipts other than dividends, after deductions for redemptions and applicable expenses, are distributed as explained in "Administration of the Fund" in this Prospectus, Part B.

3.   NET CAPITAL

Cost of 136,231,823 units at Dates of Deposit                 $174,373,800
Less charge                                                      3,923,760
Net amount applicable to Holders                               170,450,040
Redemptions of units - net cost of 4,212,309 units
  redeemed less redemption amounts                              (1,349,939)
Realized gain on securities sold or redeemed                     4,905,612
Principal distributions                                         (2,285,110)
Net unrealized appreciation of investments                      65,408,700

Net capital applicable to Holders                             $237,129,303

4.   REDEMPTIONS












     Holders may request redemptions of units by presentation thereof to the Trustee, The Chase Manhattan Bank.

5.   INCOME TAXES

     As of December 31, 1996, net unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $65,408,700 of which $2,543,932 related to appreciated securities and $67,952,632 related to depreciated securities. The aggregate cost of investment securities for Federal income tax purposes was $171,704,148 at December 31, 1996.

DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST - 2

PORTFOLIO
AS OF DECEMBER 31, 1996

                                                                                   Percentage
                                                                                    of Total
Portfolio                                                                            Market
   No.      Common Stocks                  Shares      Cost(1)         Value(1)      Value

     1      General Electric Co.           69,400   $  3,986,658    $  6,861,925    2.8939%
     2      Coca-Cola                     104,900      3,121,863       5,520,362    2.3281
     3      Exxon Corp.                    52,300      3,685,184       5,125,400    2.1616
     4      Intel Corp.                    34,600      1,531,777       4,530,437    1.9106
     5      Microsoft Corp.                50,400      1,948,226       4,164,300    1.7563
     6      Merck & Co., Inc.              50,800      2,555,728       4,025,900    1.6979
     7      Philip Morris                  34,300      2,642,476       3,863,037    1.6291
     8      Royal Dutch Petroleum          22,600      2,588,053       3,858,950    1.6275
     9      IBM                            21,800      1,849,226       3,291,800    1.3883
    10      Procter & Gamble.              28,700      1,931,064       3,085,250    1.3012
    11      A T&T Corp                     68,300      2,684,703       2,971,050    1.2530
    12      Johnson & Johnson              56,100      1,871,214       2,790,975    1.1771
    13      Bristol-Myers Squibb           21,100      1,521,640       2,294,625    0.9677
    14      Pfizer, Inc.                   27,200      1,331,743       2,254,200    0.9507
    15      Du Pont (E.I.) De Nemours      23,700      1,505,433       2,236,687    0.9432
    16      Wal-Mart Stores                96,700      2,520,790       2,212,012    0.9328
    17      Hewlett-Packard Co.            42,900      1,325,109       2,155,725    0.9092
    18      American Int'l Group In.       19,750      1,381,933       2,137,937    0.9016
    19      Citicorp                       19,800      1,093,400       2,039,400    0.8601
    20      Mobil Corp.                    16,600      1,456,591       2,029,350    0.8559
    21      Walt Disney Co.                28,600      1,567,925       1,991,275    0.8398
    22      Pepsico, Inc.                  65,500      1,532,871       1,915,875    0.8080
    23      GTE Corp.                      40,500      1,516,969       1,842,750    0.7772
    24      Chevron Corp.                  27,500      1,270,568       1,787,500    0.7539
    25      General Motors Corp.           31,900      1,461,679       1,778,425    0.7500
    26      Cisco Systems                  27,400        922,975       1,743,325    0.7352
    27      Federal Nat'l Mortg Assn.      46,000      1,091,053       1,713,500    0.7227
    28      Lilly (Eli) & Co.              23,300        950,351       1,700,900    0.7173











    29      Bell South Corp.               41,900      1,350,711       1,691,712    0.7134
    30      AMOCO Corp.                    21,000      1,277,910       1,690,500    0.7130
    31      Abbott Laboratories            32,700      1,149,394       1,659,525    0.6999
    32      Chase Manhattan                18,460        893,579       1,647,555    0.6948
    33      Boeing Co. Com.                15,486        902,828       1,647,365    0.6947
    34      Ford                           50,000      1,424,969       1,593,750    0.6721
    35      American Home Products         26,900      1,116,561       1,577,012    0.6650
    36      Motorola, Inc.                 25,000      1,187,415       1,534,375    0.6471
    37      BankAmerica Corp.              15,140        836,747       1,510,215    0.6369
    38      Gillette Co.                   18,800        766,798       1,461,700    0.6165
    39      Minnesota Mining & Mfg.        17,600        976,514       1,458,600    0.6152
    40      Ameritech.                     23,200      1,045,842       1,406,500    0.5932
    41      Mcdonald's Corp.               29,400      1,017,061       1,330,350    0.5611
    42      SBC Communications, Inc.       25,400      1,109,574       1,314,450    0.5544
    43      Lucent Technologies            26,810      1,253,187       1,239,962    0.5229
    44      Travelers Group Inc.           26,999        615,154       1,225,060    0.5167
    45      Bell Atlantic Corp.            18,500      1,043,387       1,197,875    0.5052
    46      Nations Bank.                  12,100        749,141       1,182,775    0.4988
    47      Unilever                        6,700        824,646       1,174,175    0.4952
    48      Oracle Systems Corp. Com.      27,675        548,251       1,155,431    0.4873
    49      Columbia Health Care Corp.     28,338        827,592       1,154,773    0.4869
    50      Kimberly-Clark Corp.           11,910        687,976       1,134,427    0.4783

DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST - 2

PORTFOLIO
AS OF DECEMBER 31, 1996

                                                                                   Percentage
                                                                                    of Total
Portfolio                                                                            Market
   No.      Common Stocks                  Shares      Cost(1)         Value(1)      Value

    51      American Express               20,000   $    678,660    $  1,130,000    0.4766%
    52      Eastman Kodak.                 14,000        744,104       1,123,500    0.4738
    53      Texaco, Inc.                   11,100        783,055       1,089,188    0.4594
    54      Allstate Corp                  18,785        569,747       1,087,178    0.4584
    55      Wells Fargo & Co.               3,900        850,783       1,052,025    0.4437
    56      Schlumberger, Ltd.             10,400        705,483       1,038,700    0.4381
    57      Chrysler                       30,700        716,767       1,013,100    0.4273
    58      Home Depot Inc.                20,200        890,171       1,012,525    0.4270
    59      Schering Plough                15,600        659,736       1,010,100    0.4260
    60      Monsanto Co.                   24,800        477,998         964,100    0.4066
    61      MCI Communications             28,900        680,931         944,669    0.3984
    62      Emerson Electric Co.            9,500        645,423         919,125    0.3876
    63      Atlantic Richfield              6,800        768,102         901,000    0.3800
    64      Time Warner, Inc.              24,000        912,018         900,000    0.3796
    65      Nynex Corp.                    18,500        811,429         890,313    0.3755
    66      First Union Corp.              12,000        646,136         888,000    0.3745











    67      Warner-Lambert Co.             11,400        473,913         855,000    0.3606
    68      Pharmacia & Upjohn, Inc.       21,450        702,648         849,956    0.3585
    69      Compaq Computer                11,400        388,053         846,450    0.3570
    70      Anheuser-Busch                 21,000        622,004         840,000    0.3543
    71      Federal Home Loan               7,500        476,103         825,938    0.3483
    72      Dow Chemicals                  10,200        680,422         799,425    0.3371
    73      Allied-Signal Inc.             11,900        487,811         797,300    0.3363
    74      Campbell Soup                   9,900        499,893         794,475    0.3351
    75      Banc One Corp.                 18,044        600,117         775,892    0.3272
    76      Morgan J.P                      7,900        564,006         771,238    0.3253
    77      Computer Assoc. Int'l          15,375        418,287         764,906    0.3226
    78      Sears Roebuck                  16,500        495,389         761,062    0.3210
    79      Sara Lee Corp.                 20,400        591,081         759,900    0.3205
    80      Lockheed Corp                   8,145        440,169         745,268    0.3143
    81      First Chicago                  13,487        441,673         724,926    0.3057
    82      Nike, Inc.                     12,100        318,118         722,975    0.3049
    83      Sprint                         18,100        643,350         721,737    0.3043
    84      Xerox                          13,700        501,838         720,963    0.3041
    85      First Data Corp.               18,900        609,163         689,850    0.2909
    86      Medtronic Inc.                 10,100        375,372         686,800    0.2897
    87      Norwest Corp.                  15,600        450,118         678,600    0.2862
    88      Northern Telecom, Ltd          10,900        450,395         674,438    0.2844
    89      United Technologies Corp.      10,100        389,246         666,600    0.2811
    90      WMX Technologies               20,400        661,968         665,550    0.2807
    91      Pacific Telesis Group          18,000        671,948         661,500    0.2790
    92      US West Communications G       20,100        548,046         648,225    0.2734
    93      Southern Co.                   28,400        600,240         642,550    0.2710
    94      Union Pacific                  10,300        436,693         619,287    0.2612
    95      Caterpillar Inc.                8,100        393,230         609,525    0.2571
    96      Seagram Ltd                    15,700        491,663         608,375    0.2566
    97      Amgen Inc.                     11,100        437,669         603,563    0.2545
    98      Kellogg Co.                     8,900        586,933         584,062    0.2463
    99      Colgate Palmolive               6,200        403,460         571,950    0.2412
   100      Mcdonnell Douglas               8,900        235,998         569,600    0.2402
   101      Merrill Lynch Co.               6,900        310,536         562,350    0.2372


DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST - 2

PORTFOLIO
AS OF DECEMBER 31, 1996

                                                                                   Percentage
                                                                                    of Total
Portfolio                                                                            Market
   No.      Common Stocks                  Shares      Cost(1)         Value(1)      Value

   102      Rockwell Int'l                  9,200   $    379,185    $    560,050    0.2362%
   103      Bank Of New York Co., Inc.     16,500        339,178         556,875    0.2349











   104      Fleet Financial Group          11,100        433,666         553,613    0.2335
   105      Burlington Northern             6,400        443,470         552,800    0.2331
   106      Heinz H J                      15,450        445,935         552,338    0.2329
   107      General Re. Corp.               3,500        443,536         552,125    0.2329
   108      PNC Financial                  14,400        427,698         541,800    0.2285
   109      3COM Corp.                      7,300        359,998         535,637    0.2259
   110      Airtouch Comm.                 21,100        371,003         532,775    0.2247
   111      Automatic Data Processing      12,200        379,243         523,075    0.2206
   112      Viacom, Inc.                   14,900        616,156         519,637    0.2192
   113      Int'l Paper                    12,700        473,303         512,763    0.2163
   114      AETNA Inc.                      6,400        383,758         512,000    0.2159
   115      Texas Instruments               8,000        342,093         510,000    0.2151
   116      Archer-Daniels-Midland         22,926        357,851         504,368    0.2127
   117      Conagra Inc.                   10,100        347,553         502,475    0.2119
   118      May Department Stores          10,600        388,645         495,550    0.2090
   119      Phillips Petroleum             11,100        355,405         491,175    0.2071
   120      Corestates Financial Corp.      9,400        371,470         487,625    0.2057
   121      US West Media Group            26,300        461,548         486,550    0.2052
   122      Keycorp                         9,500        318,725         479,750    0.2023
   123      Raytheon                        9,900        351,823         476,438    0.2009
   124      Penney J.C. Co., Inc.           9,700        433,016         472,875    0.1994
   125      CPC Int'l Inc.                  6,100        356,717         472,750    0.1994
   126      Baxter Int'l, Inc.             11,500        334,429         471,500    0.1989
   127      Aluminum Co. of America         7,300        330,193         465,375    0.1963
   128      Norfolk Southern Corp.          5,300        372,726         463,750    0.1956
   129      Suntrust Bks., Inc.             9,400        256,598         462,950    0.1952
   130      Loews Corp.                     4,900        326,445         461,825    0.1948
   131      Enron Corp.                    10,700        340,969         461,438    0.1946
   132      Boston Scientific Corp.         7,500        252,011         450,000    0.1898
   133      Corning Inc.                    9,700        328,897         448,625    0.1892
   134      Worldcom Inc.                  17,200        395,586         448,275    0.1891
   135      Dean Witter Disc Corp.          6,741        315,532         446,591    0.1883
   136      Deere & Co.                    10,900        290,700         442,812    0.1868
   137      Gannett Co.                     5,900        334,308         441,763    0.1863
   138      CIGNA Corp.                     3,200        261,210         437,200    0.1844
   139      PPG Ind.                        7,700        303,535         432,163    0.1823
   140      Barrick Gold Corp.             15,000        405,973         431,250    0.1819
   141      Unocal Corp.                   10,600        302,603         430,625    0.1816
   142      National City Corp.             9,400        308,945         421,825    0.1779
   143      Boatmen's Bancshares            6,500        236,119         419,250    0.1768
   144      Seagate Technology Inc.        10,600        312,845         418,700    0.1766
   145      General Mills, Com w/rights     6,600        397,818         418,275    0.1764
   146      Walgreen Co.                   10,400        261,065         416,000    0.1754
   147      Illinois Tool Wks, Inc.         5,200        262,145         415,350    0.1752
   148      BankBoston Corp.                6,400        258,370         411,200    0.1734
   149      Dell Computer Corp.             7,600        261,925         403,750    0.1703
   150      Sun Microsystems, Inc          15,500        218,863         398,156    0.1679
   151      Weyerhaeuser                    8,400        353,631         397,950    0.1678

DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST - 2












PORTFOLIO
AS OF DECEMBER 31, 1996

                                                                                   Percentage
                                                                                    of Total
Portfolio                                                                            Market
   No.      Common Stocks                  Shares      Cost(1)         Value(1)      Value

   152      Wachovia Corp.                  7,000   $    282,413    $    395,500    0.1668%
   153      Duke Power Co.                  8,500        351,986         393,125    0.1658
   154      CUC International              16,525        349,595         392,468    0.1655
   155      Chubb Corp.                     7,300        319,105         392,375    0.1655
   156      MBNA Corp.                      9,425        182,185         391,138    0.1650
   157      Mellon Bank Corp.               5,500        235,855         390,500    0.1647
   158      First Bank Systems Inc.         5,700        303,271         389,025    0.1641
   159      Texas Utilities Company         9,500        377,863         387,125    0.1633
   160      CSX Corporation                 9,100        363,473         384,475    0.1621
   161      Household Int'l                 4,100        191,030         378,225    0.1595
   162      Albertsons Inc.                10,600        312,961         377,625    0.1593
   163      Tele-Communications Inc.       28,000        442,929         365,750    0.1543
   164      Morgan Stanley                  6,400        310,010         365,600    0.1542
   165      Pacific Gas & Electric         17,300        501,640         363,300    0.1532
   166      Edison International           18,200        350,841         361,725    0.1526
   167      Gap Inc.                       11,900        250,351         358,488    0.1512
   168      American Brands                 7,200        294,247         357,300    0.1507
   169      Dayton-Hudson                   9,100        233,868         357,175    0.1506
   170      AMP Inc.                        9,300        330,725         356,887    0.1505
   171      FPL Group                       7,700        302,533         354,200    0.1494
   172      Westinghouse Electric          17,700        289,108         351,787    0.1484
   173      American General Corp           8,600        267,809         351,525    0.1483
   174      United Healthcare Corp.         7,800        377,553         351,000    0.1480
   175      Tyco Labs. Inc.                 6,600        193,825         348,975    0.1472
   176      Honeywell Inc.                  5,300        220,566         348,475    0.1470
   177      Toys `R' Us, Inc.(Holding Co.) 11,500        367,036         345,000    0.1455
   178      Pitney-Bowes                    6,300        258,323         343,350    0.1448
   179      Goodyear Tire & Rubber          6,600        273,858         339,075    0.1430
   180      Conrail Inc.                    3,400        199,782         338,725    0.1429
   181      ITT/Hartford Group Inc          5,000        189,267         337,500    0.1423
   182      Barnett Banks of Florida        8,200        207,007         337,225    0.1422
   183      AMR Corp.                       3,800        288,013         334,875    0.1412
   184      Ralston-Ralston Purina Co.      4,500        242,125         330,188    0.1393
   185      Textron, Inc.                   3,500        204,311         329,875    0.1391
   186      Occidental Petroleum           13,900        296,008         324,913    0.1370
   187      Tenneco, Inc.                   7,200        289,857         324,900    0.1370
   188      Air Products & Chemicals        4,700        232,610         324,887    0.1370
   189      American Electric Power         7,900        286,670         324,887    0.1370
   190      EMC Corp/Mass                   9,800        212,190         324,625    0.1369
   191      HFS Inc.                        5,400        347,733         322,650    0.1361
   192      Avon Prods, Inc.                5,600        188,387         319,900    0.1349
   193      Alcan Aluminum                  9,500        245,263         319,437    0.1347
   194      Halliburton Co.                 5,300        213,843         319,325    0.1347
   195      Mattel, Inc.                   11,397        217,113         316,267    0.1334
   196      Marsh & Mclennan Cos. Inc.      3,000        265,100         312,000    0.1316











   197      Union Pacific                  10,538        261,789         308,237    0.1300
   198      Praxair, Inc. Com.              6,600        166,808         304,425    0.1284
   199      Marriott International Inc.     5,400        185,804         298,350    0.1258
   200      Federated Dept. Stores          8,700        255,746         296,888    0.1252
   201      Crown Cork & Seal Inc.          5,400        228,128         293,625    0.1238

DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST - 2

PORTFOLIO
AS OF DECEMBER 31, 1996

                                                                                   Percentage
                                                                                    of Total
Portfolio                                                                            Market
   No.      Common Stocks                  Shares      Cost(1)         Value(1)      Value

   202      Bankers Trust of NY             3,400   $    227,645    $    293,250    0.1237%
   203      Dominion Resources Corp.        7,600        299,992         292,600    0.1234
   204      Consolidated Edison             9,900        301,845         289,575    0.1221
   205      USX-Marathon Group, Inc.       12,100        235,578         288,887    0.1218
   206      Panenergy                       6,400        155,945         288,000    0.1215
   207      US Bancorp                      6,400        197,738         287,600    0.1213
   208      Tellabs Inc.                    7,600        195,825         285,950    0.1206
   209      AON Corp                        4,600        251,018         285,775    0.1205
   210      Hershey Foods Corp.             6,500        182,653         284,375    0.1199
   211      Alco Standard                   5,500        198,858         283,937    0.1197
   212      Fifth Third Bancorp             4,500        255,338         282,656    0.1192
   213      Georgia-Pacific Corp.           3,900        273,970         280,800    0.1184
   214      Service Corp Int'l              9,900        172,580         277,200    0.1169
   215      Wrigley (WM.) Jr Co.            4,900        207,065         275,625    0.1162
   216      Applied Materials Inc.          7,600        246,675         273,125    0.1152
   217      Pub. Serv. Enterprises Gr.     10,000        291,061         272,500    0.1149
   218      Hilton Hotel Corp.             10,400        167,351         271,700    0.1146
   219      Entergy Corp.                   9,700        286,258         269,175    0.1135
   220      TRW Inc.                        5,400        190,063         267,300    0.1127
   221      Burlington Resources            5,300        224,613         266,987    0.1126
   222      Computer Sciences Corp.         3,200        175,458         262,800    0.1108
   223      Lowe's Cos, Inc.                7,300        195,117         259,150    0.1093
   224      Micron Tech.                    8,800        266,424         256,300    0.1081
   225      Pacificorp                     12,400        249,581         254,200    0.1072
   226      UST Inc.                        7,800        241,315         252,525    0.1065
   227      Alltel Corp.                    8,000        240,200         251,000    0.1059
   228      American Stores                 6,100        156,688         249,337    0.1052
   229      Williams Cos.                   6,600        153,346         247,500    0.1044
   230      Unicom Corp.                    9,100        260,193         246,837    0.1041
   231      Kroger Co.                      5,300        144,740         246,450    0.1039
   232      Pioneer W-Bred Int'l            3,500        153,535         245,000    0.1033
   233      Masco Corp.                     6,800        196,913         244,800    0.1032
   234      Sysco Corp.                     7,500        212,219         244,687    0.1032











   235      Morton Int'l Inc.               6,000        170,799         244,500    0.1031
   236      Comcast Corp. Cl. A            13,700        261,908         244,031    0.1029
   237      Freeport Mcmoran Copper         8,100        217,816         241,988    0.1021
   238      Cognizant Corp.                 7,200        226,156         237,600    0.1002
   239      Peco Energy Co.                 9,400        255,343         237,350    0.1001
   240      Digital Equipment               6,500        292,412         236,437    0.0997
   241      Dover Corp.                     4,700        151,532         236,175    0.0996
   242      Comerica Inc.                   4,500        178,275         235,687    0.0994
   243      Browning-Ferris Ind.            8,900        255,195         233,625    0.0985
   244      Carolina Power & Light          6,400        196,204         233,600    0.0985
   245      Lincoln National Corp.          4,400        185,639         231,000    0.0974
   246      Eaton Corp.                     3,300        169,453         230,175    0.0971
   247      Becton Dickinson                5,300        146,112         229,887    0.0970
   248      Dresser Industries Inc.         7,400        170,906         229,400    0.0967
   249      Central & Southwest Corp.       8,900        244,892         228,062    0.0962
   250      INCO, Ltd.                      7,100        214,318         226,313    0.0954
   251      Amerada Hess Corp.              3,900        196,568         225,712    0.0952

DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST - 2

PORTFOLIO
AS OF DECEMBER 31, 1996

                                                                                   Percentage
                                                                                    of Total
Portfolio                                                                            Market
   No.      Common Stocks                  Shares      Cost(1)         Value(1)      Value

   252      Genuine Parts Co.               5,050   $    191,705    $    224,725    0.0948%
   253      Greentree Financial             5,800        195,240         224,025    0.0945
   254      Houston Industry Inc.           9,900        220,280         223,988    0.0945
   255      Unum Corp.                      3,100        173,255         223,975    0.0945
   256      Transamerica Corp.              2,800        161,265         221,200    0.0933
   257      Cinergy Corp.                   6,627        150,968         221,176    0.0933
   258      Consolidated Natural Gas        4,000        175,360         221,000    0.0932
   259      Clorox Co.                      2,200        136,148         220,825    0.0931
   260      Union Carbide Corp.             5,400        156,558         220,725    0.0931
   261      Rohm & Haas Co.                 2,700        162,235         220,388    0.0929
   262      Delta  Airlines                 3,100        218,292         219,712    0.0927
   263      Placer Dome, Inc.              10,100        204,003         219,675    0.0926
   264      Fluor Corp.                     3,500        186,975         219,625    0.0926
   265      Cabletron Systems               6,600        201,795         219,450    0.0926
   266      Quaker Oats Co.                 5,700        186,643         217,313    0.0916
   267      Salomon, Inc.                   4,600        181,605         216,775    0.0914
   268      Coastal Corp.                   4,400        140,670         215,050    0.0907
   269      Federal Express                 4,800        151,858         213,600    0.0901
   270      ITT Corporation                 4,900        231,767         212,538    0.0896
   271      KMART                          20,400        331,975         211,650    0.0893
   272      Int'l Flavors & Fragrance       4,700        200,535         211,500    0.0892











   273      Newell                          6,700        156,061         211,050    0.0890
   274      Baker Hughes, Inc.              6,100        142,380         210,450    0.0888
   275      Limited, Inc.                  11,400        236,983         209,475    0.0883
   276      Safeco Corp.                    5,300        160,275         209,019    0.0882
   277      The Times Mirror Co.            4,200        116,902         208,950    0.0881
   278      Price/Costco                    8,304        148,563         208,638    0.0880
   279      Rite Aid Corp.                  5,200        156,885         206,700    0.0872
   280      Providian Corp.                 4,000        153,445         205,500    0.0867
   281      St. Paul Cos, Inc               3,500        163,935         205,187    0.0865
   282      Tribune Co.                     2,600        146,943         205,075    0.0865
   283      Ingersoll-Rand Co.              4,600        165,436         204,700    0.0863
   284      Winn-Dixie Stores               6,400        195,485         202,400    0.0854
   285      Sherwin-Williams                3,600        127,053         201,600    0.0850
   286      Tenet Healthcare Corp.          9,100        151,491         199,062    0.0840
   287      Northrop Grumman Corp           2,400        130,433         198,600    0.0838
   288      Donnelley RR. & Sons            6,300        205,170         197,663    0.0834
   289      DTE Holdings Inc.               6,100        195,067         197,488    0.0833
   290      W.R. Grace & Co.                3,800         93,909         196,650    0.0829
   291      Cooper-Industries, Inc          4,600        196,317         193,775    0.0817
   292      Mcgraw-Hill Companies           4,200        154,160         193,725    0.0817
   293      General Dynamics                2,700        143,206         190,350    0.0803
   294      MGIC Investment Group           2,500        154,163         190,000    0.0801
   295      Nucor Corp.                     3,700        173,646         188,700    0.0796
   296      Republic New York               2,300        138,415         187,738    0.0792
   297      CVS Corp.                       4,500        159,607         186,187    0.0785
   298      Silicon Graphics, Inc           7,300        230,678         186,150    0.0785
   299      Hercules                        4,300        169,459         185,975    0.0784
   300      Newmont Mining                  4,147        185,040         185,578    0.0783
   301      Sonat, Inc.                     3,600        113,373         185,400    0.0782

DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST - 2

PORTFOLIO
AS OF DECEMBER 31, 1996

                                                                                   Percentage
                                                                                    of Total
Portfolio                                                                            Market
   No.      Common Stocks                  Shares      Cost(1)         Value(1)      Value

   302      Eastman Chemical Co.            3,325   $    180,888    $    183,706    0.0775%
   303      MBIA                            1,800        183,465         182,250    0.0769
   304      Phelps Dodge Corp.              2,700        151,355         182,250    0.0769
   305      V F Corp.                       2,700        136,685         182,250    0.0769
   306      Guidant Corp.                   3,100        173,368         176,700    0.0745
   307      Grainger W.W.                   2,200        139,198         176,550    0.0745
   308      Champion Int'l                  4,000        155,525         173,000    0.0730
   309      GPU, Inc.                       5,100        157,855         171,488    0.0723
   310      Bay Networks Inc.               8,200        356,285         171,175    0.0722











   311      Dun & Bradstreet                7,200        157,521         171,000    0.0721
   312      Case Corp.                      3,100        144,693         168,950    0.0713
   313      Allegheny Teledyne Inc          7,327        116,901         168,521    0.0711
   314      Jefferson-Pilot Corp.           2,975        119,733         168,459    0.0710
   315      Great Western Financial         5,800        118,053         168,200    0.0709
   316      Baltimore Gas & Electric        6,200        155,072         165,850    0.0699
   317      Union Electric                  4,300        162,265         165,550    0.0698
   318      Western Atlas, Inc.             2,300        116,178         163,012    0.0687
   319      Interpublic Group               3,400        129,770         161,500    0.0681
   320      Williamette Industries          2,300        151,063         160,094    0.0675
   321      P P & L Resources Inc           6,800        167,978         156,400    0.0660
   322      TJX Cos, Common                 3,300         81,915         156,337    0.0659
   323      New York Times Cl. A            4,100        115,553         155,800    0.0657
   324      Avery Dennison Corp.            4,400         82,172         155,650    0.0656
   325      Knight-Rider, Inc.              4,000        124,526         153,000    0.0645
   326      Raychem Corp.                   1,900         88,845         152,238    0.0642
   327      Reynolds Metals                 2,700        145,773         152,213    0.0642
   328      Laidlaw Inc. - Class B         13,200        124,410         151,800    0.0640
   329      Golden West Financial           2,400        114,895         151,500    0.0639
   330      Torchmark Corp.                 3,000        138,920         151,500    0.0639
   331      Dillard Department Stores       4,800        173,105         148,200    0.0625
   332      Advanced Micro Devices          5,700        121,173         146,775    0.0619
   333      Columbia Gas System, Inc.       2,300         74,136         146,338    0.0617
   334      Beneficial Corp.                2,300         99,368         145,762    0.0615
   335      Ohio Edison Co.                 6,400        140,668         145,600    0.0614
   336      St. Jude Medical                3,400        106,393         144,925    0.0611
   337      Whirlpool Corp.                 3,100        159,716         144,537    0.0610
   338      LSI Logic Corp                  5,400        176,370         144,450    0.0609
   339      Kerr-Mcgee                      2,000        102,938         144,000    0.0607
   340      Rubbermaid, Inc.                6,300        189,740         143,325    0.0604
   341      Ahmanson (H.F.) & Co            4,400         92,883         143,000    0.0603
   342      Hasbro Inc.                     3,650        118,230         141,894    0.0598
   343      National Semiconductor          5,800         98,090         141,375    0.0596
   344      Johnson Controls                1,700         98,435         140,888    0.0594
   345      Dana Corp.                      4,300        113,765         140,287    0.0592
   346      Tupperware Corporation          2,600        118,993         139,425    0.0588
   347      Dow Jones                       4,100        141,592         138,888    0.0586
   348      Union Camp Corp.                2,900        142,245         138,475    0.0584
   349      Harcourt General                3,000        114,350         138,375    0.0584
   350      Novell Corp.                   14,500        293,636         137,297    0.0579
   351      Andrew Corp.                    2,587         71,599         137,273    0.0579

DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST - 2

PORTFOLIO
AS OF DECEMBER 31, 1996

                                                                                   Percentage
                                                                                    of Total
Portfolio                                                                            Market











   No.      Common Stocks                  Shares      Cost(1)         Value(1)      Value

   352      Mallinckrodt Group, Inc         3,100   $    108,930    $    136,788    0.0577%
   353      Southwest Airlines              6,100        162,691         134,963    0.0569
   354      Northern Sts Power Minn.        2,900        130,556         133,038    0.0561
   355      Brown-Forman Distillers Co.     2,900         91,607         132,675    0.0560
   356      Sigma-Aldrich                   2,100         90,085         131,119    0.0553
   357      Humana Inc.                     6,800        177,790         130,050    0.0548
   358      Mead Corp.                      2,200        102,860         127,875    0.0539
   359      Block H & R, Inc.               4,400        161,920         127,600    0.0538
   360      Great Lakes Chemicals           2,700        179,135         126,225    0.0532
   361      General Instrument Corp.        5,800        158,753         125,425    0.0529
   362      Temple-Inland, Inc.             2,300        110,865         124,487    0.0525
   363      Circuit City Stores             4,100        105,558         123,512    0.0521
   364      Pall Corp.                      4,833        107,117         123,242    0.0520
   365      ITT Industries                  5,000         96,383         122,500    0.0517
   366      Woolworth                       5,600        121,793         122,500    0.0517
   367      Westvaco Corp.                  4,250        113,612         122,187    0.0515
   368      Fruit of the Loom Inc. C        3,200         83,435         121,200    0.0511
   369      Nordstrom                       3,400        132,150         120,488    0.0508
   370      Parker-Hannifin                 3,100         91,764         120,125    0.0507
   371      James River Corp. (Va.)         3,600         82,956         119,250    0.0503
   372      Ashland Oil                     2,700         89,772         118,462    0.0500
   373      Armstrong World Ind. Inc.       1,700         89,972         118,150    0.0498
   374      Ceridian Corp.                  2,900         99,420         117,450    0.0495
   375      Englehard Corp.                 6,100        115,755         116,663    0.0492
   376      Liz Claiborne, Inc.             3,000         97,098         115,875    0.0489
   377      Paccar, Inc.                    1,690         86,224         114,920    0.0485
   378      Deluxe Check Printers           3,500        127,973         114,625    0.0483
   379      Pennzoil Co.                    2,000         96,888         113,000    0.0477
   380      USX-US Steel Corp.              3,600        117,868         112,950    0.0476
   381      FMC Corp.                       1,600         95,755         112,200    0.0473
   382      Black & Decker                  3,700        103,822         111,462    0.0470
   383      Wendy's Int'l                   5,400         93,645         110,700    0.0467
   384      Tandy Corp.                     2,500        100,925         110,000    0.0464
   385      Harris Corp. Del                1,600         79,230         109,800    0.0463
   386      Pacific Enterprises             3,600         86,530         109,350    0.0461
   387      Oryx Energy Co.                 4,400         76,433         108,900    0.0459
   388      Apple Computer Inc.             5,200        210,486         108,550    0.0458
   389      Perkin-Elmer                    1,800         73,601         105,975    0.0447
   390      US Surgical Corp.               2,600        110,680         102,375    0.0432
   391      USF and G                       4,900         74,631         102,287    0.0431
   392      Ecolab Inc.                     2,700         63,793         101,588    0.0428
   393      Nalco Chemical                  2,800         94,440         101,150    0.0427
   394      Harnishfeger Indus.             2,100         63,618         101,063    0.0426
   395      Whitman Corp.                   4,400         79,995         100,650    0.0424
   396      Stanley Works                   3,700         85,505          99,900    0.0421
   397      Allergan                        2,800         81,290          99,750    0.0421
   398      Brunswick Corp.                 4,100         78,105          98,400    0.0415
   399      Thomas & Betts Corp.            2,200         80,563          97,625    0.0412
   400      Louisiana-Pacific               4,600        124,516          97,175    0.0410
   401      Reebok Int'l Ltd.               2,300         75,403          96,600    0.0407

DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST - 2

PORTFOLIO
AS OF DECEMBER 31, 1996

                                                                                   Percentage
                                                                                    of Total
Portfolio                                                                            Market
   No.      Common Stocks                  Shares      Cost(1)         Value(1)      Value

   402      Ryder Sys. Inc.                 3,400   $     79,840    $     95,625    0.0403%
   403      Owens Corning Fiberglass        2,200         85,921          93,775    0.0395
   404      Alza Corp Cl. N                 3,600        109,853          93,150    0.0393
   405      Goodrich B.F. Co.               2,300         66,663          93,150    0.0393
   406      Cyprus/Amax Minerals            3,900         98,433          91,163    0.0384
   407      Snap-On-Tools                   2,550         65,821          90,844    0.0383
   408      General Signal Corp.            2,100         70,848          89,775    0.0379
   409      Noram Energy Corp.              5,800         52,953          89,175    0.0376
   410      Homestake Mining Co.            6,200        101,398          88,350    0.0373
   411      American Greetings Cl. A        3,100         83,000          87,963    0.0371
   412      DSC Communications              4,900        125,794          87,588    0.0369
   413      Giant Food, Inc.                2,500         67,425          86,250    0.0364
   414      Moore Ltd.                      4,200         78,785          85,575    0.0361
   415      Harrah's Entertainment          4,300        115,763          85,463    0.0360
   416      Santa Fe Pacific Gold Co.       5,540         45,023          85,176    0.0359
   417      Maytag Co.                      4,200         73,535          82,950    0.0350
   418      Polaroid Corp.                  1,900         68,345          82,650    0.0349
   419      Echlin Inc.                     2,600         76,443          82,225    0.0347
   420      Rowan Cos. Inc                  3,600         34,430          81,450    0.0344
   421      Bemis                           2,200         57,993          81,125    0.0342
   422      Bausch & Lomb, Inc.             2,300        103,113          80,500    0.0340
   423      Pep Boys-Manny,Moe & Jack       2,600         70,205          79,950    0.0337
   424      Supervalu, Inc.                 2,800         85,465          79,450    0.0335
   425      Mercantile Stores Inc.          1,600         69,718          79,000    0.0333
   426      Cummins Engine Inc.             1,700         67,520          78,200    0.0330
   427      Sun Co.                         3,100         86,268          75,563    0.0319
   428      Louisiana Ld Expl Co.           1,400         62,333          75,075    0.0317
   429      Nicor, Inc.                     2,100         53,473          75,075    0.0317
   430      National Service Inds. Inc.     2,000         58,600          74,750    0.0315
   431      Millipore Corp.                 1,800         45,960          74,475    0.0314
   432      Biomet, Inc.                    4,900         79,198          74,113    0.0313
   433      Tektronix, Inc.                 1,400         48,670          71,750    0.0303
   434      Manor Care, Inc.                2,650         47,089          71,550    0.0302
   435      Worthington Ind.                3,850         72,338          69,781    0.0294
   436      Cooper Tire & Rubber            3,500         93,310          69,125    0.0292
   437      Tandem Computers, Inc           5,000         62,788          68,750    0.0290
   438      Bard C.R., Inc.                 2,400         71,745          67,200    0.0283
   439      Enserch Corp.                   2,900         47,520          66,700    0.0281
   440      Battle Mountain Gold            9,400         80,133          64,625    0.0273
   441      Boise Cascade Corp.             2,000         60,913          63,500    0.0268











   442      Foster Wheeler Corp.            1,700         60,248          63,113    0.0266
   443      USAIR Group                     2,700         38,323          63,112    0.0266
   444      Stone Container Corp            4,210         73,810          62,624    0.0264
   445      Amdahl Corp.                    5,100         52,180          61,838    0.0261
   446      Niagara Mohawk Power Co.        6,100         91,580          60,238    0.0254
   447      The Timken Co.                  1,300         46,353          59,638    0.0252
   448      King World Productions          1,600         55,143          59,000    0.0249
   449      Meredith Corp.                  1,100         36,445          58,025    0.0245
   450      Darden Restaurants Inc. C       6,600         31,865          57,750    0.0244
   451      Alberto-Culver                  1,200         35,473          57,600    0.0243

DEFINED ASSET FUNDS - EQUITY INCOME FUND INDEX SERIES,
S&P 500 TRUST - 2

PORTFOLIO
AS OF DECEMBER 31, 1996

                                                                                   Percentage
                                                                                    of Total
Portfolio                                                                            Market
   No.      Common Stocks                  Shares      Cost(1)         Value(1)      Value
   452      Crane Co.                       1,950   $     41,503    $     56,550    0.0238%
   453      Beverly Enterprises             4,200         49,335          53,550    0.0226
   454      Autodesk                        1,900         53,012          53,200    0.0224
   455      Briggs & Stratton               1,200         38,929          52,800    0.0223
   456      Sante Fe Resources              3,800         37,003          52,725    0.0222
   457      Helmerich & Payne               1,000         34,063          52,125    0.0220
   458      Potlatch Corp.                  1,200         52,521          51,600    0.0218
   459      Great Atlantic & Pacific        1,600         43,266          51,000    0.0215
   460      Peoples Energy Corp.            1,500         44,413          50,813    0.0214
   461      Scientific-Atlanta              3,300         50,560          49,500    0.0209
   462      Unisys Corp.                    7,300         67,090          49,275    0.0208
   463      Shared Medical Sys. Corp.       1,000         35,663          49,250    0.0208
   464      Russell Corp.                   1,600         49,018          47,600    0.0201
   465      US Life Corp.                   1,400         38,075          46,550    0.0196
   466      Centex Corp.                    1,200         35,455          45,150    0.0190
   467      Asarco, Inc.                    1,800         51,390          44,775    0.0189
   468      Trinova Corp.                   1,200         35,473          43,650    0.0184
   469      Harland, John                   1,300         30,790          42,900    0.0181
   470      Bethlehem Steel                 4,700         73,869          42,300    0.0178
   471      Inland Steel Inds. Inc.         2,100         55,080          42,000    0.0177
   472      Fleetwood Enterprises           1,500         34,530          41,250    0.0174
   473      Safety-Kleen                    2,500         48,463          40,938    0.0173
   474      EG&G                            2,000         41,595          40,250    0.0170
   475      Longs Drug Store                  800         30,340          39,300    0.0166
   476      Echo Bay Mines                  5,900         57,345          39,088    0.0165
   477      Springs Ind.                      900         37,620          38,700    0.0163
   478      Mcdermott Int'l                 2,300         51,340          38,238    0.0161
   479      Cincinnati Milacron             1,700         38,823          37,187    0.0157
   480      Ball Corp.                      1,300         38,773          33,800    0.0143











   481      Jostens, Inc.                   1,600         38,566          33,800    0.0143
   482      Alexander & Alexander           1,900         40,383          33,013    0.0139
   483      Oneok, Inc.                     1,100         22,855          33,000    0.0139
   484      Eastern Enterprises               900         27,295          31,838    0.0134
   485      Caliber System                  1,600         73,984          30,800    0.0130
   486      Pulte Corp.                     1,000         27,675          30,750    0.0130
   487      Coors (Adolph) Cl. B            1,600         27,253          30,400    0.0128
   488      Navistar Int'l Corp.            3,080         54,755          28,105    0.0119
   489      Fleming Cos.                    1,600         41,005          27,600    0.0116
   490      Data General Corp.              1,700         19,473          24,650    0.0104
   491      Charming Shoppes Inc.           4,400         43,413          22,275    0.0094
   492      Stride Rite                     2,100         31,480          21,000    0.0089
   493      Kaufman & Broad Home Corp.      1,600         24,693          20,600    0.0087
   494      Intergraph Corp.                2,000         28,505          20,500    0.0086
   495      Luby's Cafeteria, Inc.          1,000         20,663          19,875    0.0084
   496      ARMCO, Inc.                     4,500         27,471          18,563    0.0078
   497      Giddings & Lewis, Inc           1,400         27,043          18,025    0.0076
   498      NACCO Inds, Inc. Cl. A            300         17,353          16,050    0.0068
   499      Ryan's Family Steak House       2,100         17,788          14,438    0.0061
   500      Shoney's, Inc.                  2,000         30,500          14,000    0.0059
   501      El Paso Natural Gas                 1             26              30    0.0000
   502      360 Communications C                0              2               2    0.0000%

            TOTAL                       4,628,252   $171,704,148    $237,112,848  100.0000%

(1)
                  See Notes to Financial Statements.

                         AUTHORIZATION FOR REINVESTMENT
                   DEFINED ASSET FUNDS--EQUITY INVESTOR FUND
                         INDEX SERIES, S&P 500 TRUST 2
/ / Yes, I want to participate in the Fund's Reinvestment Plan and purchase additional Units of the Fund each month.
     I hereby acknowledge receipt of the Prospectus for Defined Asset Funds--Equity Investor Fund, Index Series, S&P 500 Trust 2 and authorize The Chase Manhattan Bank to pay distributions on my Units as indicated below (distributions to be reinvested will be paid for my account to The Chase Manhattan Bank).


          Income distributions
                  (check one):         / / in cash      / / reinvested
                       Capital
          distributions (check
                         one):         / / in cash      / / reinvested


Please print or type


Name                                Registered Holder
Address
                                    Registered Holder
                               (Two signatures required if
                                      joint tenancy)
City  State  Zip Code


     This page is a self-mailer. Please complete the information above, cut along the dotted line, fold along the lines on the reverse side, tape, and mail with the Trustee's address displayed on the outside.

12345678

                         AUTHORIZATION FOR REINVESTMENT
                   DEFINED ASSET FUNDS--EQUITY INVESTOR FUND
                         INDEX SERIES, S&P MIDCAP TRUST
/ / Yes, I want to participate in the Fund's Reinvestment Plan and purchase additional Units of the Fund each month.
     I hereby acknowledge receipt of the Prospectus for Defined Asset Funds--Equity Investor Fund, Index Series, S&P MidCap Trust and authorize The Bank of New York to pay distributions on my Units as indicated below (distributions to be reinvested will be paid for my account to The Bank of New
York).


          Income distributions
                  (check one):         / / in cash      / / reinvested
                       Capital
          distributions (check
                         one):         / / in cash      / / reinvested


Please print or type


Name                                Registered Holder
Address
                                    Registered Holder
                               (Two signatures required if
                                      joint tenancy)
City  State  Zip Code


     This page is a self-mailer. Please complete the information above, cut along the dotted line, fold along the lines on the reverse side, tape, and mail with the Trustee's address displayed on the outside.

12345678

BUSINESS REPLY MAIL                                            NO POSTAGE
FIRST CLASS PERMIT NO. 1313 NEW YORK, N.Y.                      NECESSARY
                                                                IF MAILED
POSTAGE WILL BE PAID BY ADDRESSEE                                IN THE
          DEFINED ASSET FUNDS--EQUITY INVESTOR FUND           UNITED STATES
          INDEX SERIES, S&P MIDCAP TRUST
          THE BANK OF NEW YORK
          UNIT INVESTMENT TRUST DEPARTMENT
          P.O. BOX 974
          WALL STREET STATION
          NEW YORK, N.Y. 10268-0974


--------------------------------------------------------------------------------
                            (Fold along this line.)

--------------------------------------------------------------------------------
                            (Fold along this line.)

BUSINESS REPLY MAIL                                            NO POSTAGE
FIRST CLASS PERMIT NO. 1313 NEW YORK, N.Y.                      NECESSARY
                                                                IF MAILED
POSTAGE WILL BE PAID BY ADDRESSEE                                IN THE
          DEFINED ASSET FUNDS--EQUITY INVESTOR FUND           UNITED STATES
          INDEX SERIES, S&P 500 TRUST 2
          THE BANK OF NEW YORK
          UNIT INVESTMENT TRUST DEPARTMENT
          P.O. BOX 974
          WALL STREET STATION
          NEW YORK, N.Y. 10268-0974


--------------------------------------------------------------------------------
                            (Fold along this line.)

--------------------------------------------------------------------------------
                            (Fold along this line.)

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                               EQUITY INCOME FUND
             FURTHER INFORMATION REGARDING THE FUND MAY BE OBTAINED
     WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE AT THE ADDRESS AND TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF PART A OF THE PROSPECTUS.

                                     INDEX


                                                                            PAGE
                                                                       ---------
FUND DESCRIPTION.....................................................          1
RISK FACTORS.........................................................          2
HOW TO BUY UNITS.....................................................          6
HOW TO SELL UNITS....................................................          7
INCOME, DISTRIBUTIONS AND REINVESTMENT...............................          8
FUND EXPENSES........................................................          8
TAXES................................................................          9
RECORDS AND REPORTS..................................................         11
TRUST INDENTURE......................................................         11
MISCELLANEOUS........................................................         12
EXCHANGE OPTION......................................................         14
SUPPLEMENTAL INFORMATION.............................................         14


FUND DESCRIPTION

PORTFOLIO SELECTION

     Professional buyers and research analysts for Defined Asset Funds, with access to extensive research, selected the Securities for the Portfolio after considering the Fund's investment objective as well as the quality of the stocks, the dividend payment record of the issuers and the prices of the stocks. The yield and price of stocks of the type deposited in the Fund are dependent on a variety of factors, including money market conditions, general conditions of the corporate bond and equity markets, size of a particular offering and capital structure of the issuer. While it may not be likely that dividends on any stocks would be omitted, of course no assurances can be given since earnings available for dividends, regardless of the size of the company, are subject to numerous events which are often beyond the issuer's control.

     Because each Defined Asset Fund is a preselected portfolio, you know the securities before you invest. Of course, the Portfolio will change somewhat over time, as Securities are purchased upon creation of additional Units, as securities are sold to meet Unit redemptions or in other limited circumstances.

PORTFOLIO SUPERVISION

     The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsors may instruct the Trustee to tender or sell the Security in the open market when in its opinion it is in the best interests of investors to do so. Although the Portfolio is not actively managed, it is regularly reviewed and evaluated and Securities can be sold in case of certain adverse developments concerning a Security including the adverse financial condition of the issuer, the institution of legal proceedings against the issuer, a decline in the price or the occurrence of other market or credit factors that might otherwise make retention of the Security detrimental to the interest of investors or if the disposition of these Securities is necessary in order to enable the Fund to make distributions of the Fund's capital gain net income or desirable in order to maintain the qualification of the Fund as a regulated investment company under the Internal Revenue Code. Securities can also be sold to meet redemption of Units. In Funds organized as regulated investment companies, the Sponsors are also authorized to direct the reinvestment of the proceeds of the sale of Securities, as well as moneys held to cover the purchase of Securities pursuant to contracts which have failed, in additional Securities.

RISK FACTORS

     An investment in the Fund entails certain risks, including the risk that the value of your investment will decline if the financial condition of the issuers of the Securities becomes impaired or if the general condition of the stock market worsens. In addition, holders of common stocks have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital provided by debt securities. Common stocks in general may be especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Sponsors cannot predict the direction or scope of any of these factors.

     A Portfolio may be concentrated in one or more of the following categories. Concentration may involve additional risk because of the decreased diversification of economic, financial and market risks. Set forth below is a brief description of certain risks associated with certain of the Securities. Additional information is contained in the Information Supplement which is available from the Trustee at no charge to the investor.

CONSUMER PRODUCTS COMPANIES

     Risk factors include cyclicality of revenues and earnings, changing consumer demands, regulatory restrictions, products liability litigation and other litigation resulting from accidents, extensive competition (including that of low-cost foreign companies), unfunded pension fund liabilities, employee and retiree benefit costs and financial deterioration resulting from leveraged buy-outs, takeovers or acquisitions. In general, expenditures on consumer products will be affected by the economic health of consumers. A continuing weak economy with its consequent effect on consumer spending would have an adverse effect on the industry.

HEALTH CARE

     Companies in the health care industry face several risks. Most health care companies are extensively regulated. All are subject to extreme cost-containment pressures. As a result they cannot readily raise the prices of their products and services, and may experience price declines. Most are subject to intense competition and are required to spend large amounts of capital to keep pace with technological innovation. Many of the companies also face product obsolescence, the threat of product liability suits and expensive liability insurance. In addition, issuers in the health care industry will be affected by health reform legislation. Proposed federal legislation would significantly reduce Medicare and Medicaid payments to providers and impose stringent cost controls that would affect insurance premiums and fees paid to providers; it is impossible to predict what reforms may be adopted or when reforms might be implemented at the federal or state level.

MANUFACTURING COMPANIES

     Growth in the manufacturing industry is closely linked to expansion in the domestic and global economies. Since the U.S. government and many state, local and foreign governments now have a budget deficit, financial expenditures by these entities on capital improvements may be extremely limited. The lack of funds allocated by public entities to capital improvement projects may adversely affect manufacturers engaged in the production of industrial materials used for capital improvements or for the upgrade of the infrastructure. Cutbacks in defense spending have adversely impacted many of the companies engaged in the aerospace and arms/defense sectors of the manufacturing industry. Environmental and safety issues increasingly affect the manufacturing industry.

Issuers may experience decreases in profitability as legislative mandates impose costs associated with compliance with environmental regulations and manufacturing more environmentally sound and safer equipment. Furthermore, the cost of product liability insurance and the inability of some manufacturing companies to obtain this insurance may have an adverse impact on the industry. The long-term outlook is largely dependent upon the growth and competitiveness of the U.S. manufacturing base. Increased consolidation and merger activity increases competitiveness in general but individual companies may experience severe financial problems due to this increased competitiveness. Strong competition from foreign nations, particularly those with lower labor costs, will severely impact the profitability of the U.S. manufacturing business.

REAL ESTATE COMPANIES

     Investment in securities issued by real estate companies should be made with an understanding of the many factors which may have an adverse impact on the credit quality of the particular company or industry. These include economic recession, competitive overbuilding, unusually adverse weather conditions, changing demographics, changes in government regulations (including tax laws and environmental, building zoning and sales regulation by various federal, state and local authorities), increases in real estate taxes or costs of material and labor, the inability to secure performance guarantees as required and the unavailability of construction financing or mortgage loans at rates acceptable to builders and home buyers. Variations in rental income and space availability and vacancy rates in terms of supply and demand are additional factors affecting real estate generally and Real Estate Investment Trusts (REITs) in particular. Performance by individual REITs is dependent on the types of real estate investments held. For example, the effect of interest rate fluctuations on mortgage REITs is greater than on equity REITs and the nature of the underlying assets of a mortgage REIT may be considered less tangible than that of an equity REIT. In addition, equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of credit extended.

TECHNOLOGY COMPANIES

     Technology companies, such as semiconductor, computer and electronics manufacturing companies, are rapidly developing and highly competitive, both domestically and internationally, and tend to be relatively volatile as compared to other types of investments. Certain of these companies may be smaller and less seasoned companies with limited product lines, markets or financial resources and limited management or marketing personnel. These companies are characterized by a high degree of investment to maintain competitiveness and are affected by worldwide scientific and technological developments (and resulting product obsolescence) as well as government regulation, increase in material or labor costs, changes in distribution channels and the need to manage inventory levels in line with product demand. Other risk factors include short product life cycles, aggressive pricing and reduced profit margins, dramatic and often unpredictable changes in growth rates, frequent new product introduction, the need to enhance existing products, intense competition from large established companies and potential competition from small start up companies.

TELECOMMUNICATIONS

     Payment on common stocks of companies in the telecommunications industry, including local, long-distance and cellular service, the manufacture of telecommunications equipment, and other ancillary services, is generally dependent upon the amount and growth of customer demand, the level of rates permitted to be charged by regulatory authorities and the ability to obtain periodic rate increases, the effects of inflation on the cost of providing services and the rate of technological innovation. The domestic telecommunications industry is characterized by increasing competition in all sectors and extensive regulation by the Federal Communications Commission and various state regulatory authorities. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technology. Companies offering telephone services are experiencing increasing competition from cellular telephones, and the cellular telephone industry, because of its limited operating history, faces uncertainty concerning the future of the industry and demand for cellular telephones. Telecommunications companies in both developed and emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to significant price volatility. In addition, all telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete.

UTILITIES

     Payments on utility stocks are dependent on various factors, including the rates the utilities may charge, the demand for their services and their operating costs, including expenses to comply with environmental legislation and other energy and licensing laws and regulations. Utilities are particularly sensitive to, among other things, the effects of inflation on operating and construction costs, the unpredictability of future usage requirements, the costs and availability of fuel and, with certain electric utilities, the risks associated with the nuclear industry.

FOREIGN ISSUERS

     Certain of the Securities in a Portfolio may consist of securities of foreign issuers. An investment in such a Fund involves some investment risks that are different in some respects from an investment in a fund that invests entirely in securities of domestic issuers. Those investment risks include future political and economic developments and the adoption of withholding taxes, exchange controls or other restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Securities. In addition, there may be less publicly available information than is available from a domestic issuer and foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In addition, earnings and dividends for foreign companies are in non-U.S. currencies. Therefore, the U.S. dollar value of the stock and dividends for these issuers will vary with fluctuations in the U.S. dollar foreign exchange rates for the relevant currencies. Most foreign currencies have fluctuated widely in value against the U.S. dollar for many reasons, including supply and demand for the respective currency, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries.

     American Depositary Shares and Receipts. Many of the Securities of foreign issuers were purchased in ADR form in the United States. ADRs evidence American Depositary Shares which represent common stock deposited with a custodian in a depositary. American Depositary Shares (ADSs) and receipts therefor (ADRs) are issued by an American bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADSs and ADRs are designed for use in the United States securities markets. For purposes of this Prospectus, the term ADR generally includes ADSs.

     The terms and conditions of depositary facilities may result in less liquidity or lower market prices for ADRs than for the underlying shares. For those Securities that are ADRs, currency fluctuations will also affect the U.S. dollar equivalent of the local currency price of the underlying domestic share and, as a result, are likely to affect the value of the ADRs and consequently the value of the Securities.

THE S&P 500 INDEX AND THE S&P MIDCAP INDEX

     The S&P 500 Index is composed of 500 selected common stocks, most of which are listed in the New York Stock Exchange. This well-known index, originally consisting of 233 stocks in 1923, was expanded to 500 stocks in 1957 and was restructured in 1976 to a composite consisting of four major industry sectors: industrial, utility, financial and transportation. The four major industry sectors are comprised of eleven regular industry sectors which are further divided into industry groups. The S&P 500 Index contains a variety of stocks which are market-value weighted to represent the overall market. The Index represents approximately 69% of U.S. stock market capitalization. At present, the mean market capitalization of the companies in the S&P 500 Index is approximately $3.346 billion.

     The S&P MidCap Index is composed of 400 selected common stocks; as of the initial date of deposit, 279 were listed on the New York Stock Exchange, 9 were listed on the American Stock Exchange and 112 were quoted on The Nasdaq National Market. The MidCap Index stocks were chosen for market size, liquidity and industry group representation. As of December 31, 1994, industrial stocks accounted for approximately 69.5% of S&P MidCap Index market capitalization, utilities approximately 14.1%, financial stocks approximately 14.6% and transportation stocks approximately 1.8%. The capitalizations of individual companies ranged from about $49 million to over $10,066 million; the mean market capitalization of the companies in the S&P MidCap Index was approximately $1.156 billion.

     The weightings of stocks in the S&P 500 Index and the S&P MidCap Index are primarily based on each stock's relative total market value; that is, its market price per share times the number of shares outstanding.

     Standard and Poor's only relationship to the Portfolios is the licensing of the right to use the S&P 500 Index and the S&P MidCap Index as bases for determining the composition of the Portfolios and to use the related trademarks and tradenames in the name of the Fund and in the Prospectus and related sales literature to the extent that the Sponsors deem appropriate or desirable under Federal and state securities laws and to indicate the source of the Indexes. The Indexes are determined, comprised and calculated without regard to the Funds.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or the S&P MidCap Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the sponsors, the funds, any person or any entity from the use of the S&P index or the S&P MidCap Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use, with respect to the S&P 500 Index or the S&P MidCap Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

LIQUIDITY

     Whether or not the Securities are listed on a national securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Fund may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsors. The price at which the Securities may be sold to meet redemptions and the value of the Fund will be adversely affected if trading markets for the Securities are limited or absent.

LITIGATION AND LEGISLATION

     The Sponsors do not know of any pending litigation as of the initial date of deposit that might reasonably be expected to have a material adverse effect on the Fund, although pending litigation may have a material adverse effect on the value of Securities in the Fund. In addition, at any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Securities in the Portfolio or the issuers of the Securities. Changing approaches to regulation may have a negative impact on certain companies represented in the Portfolio. There can be no assurance that future litigation, legislation, regulation or deregulation will not have a material adverse effect on the Portfolio or will not impair the ability of the issuers of the Securities to achieve their business goals. From time to time Congress considers proposals to reduce the rate of the dividends-received deduction. This type of legislation, if enacted into law, would adversely affect the after-tax return to investors who can take advantage of the deduction. See Taxes.

LIFE OF THE FUND; FUND TERMINATION

     The size and composition of the Portfolio will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units. The Portfolio will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Security or upon the consent of investors holding 51% of the Units. The Portfolio may also be terminated earlier by the Sponsors once its total assets have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Portfolio early will be based on factors such as the size of the Portfolio relative to its original size, the ratio of Portfolio expenses to income, and the cost of maintaining a current prospectus.

     Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On or shortly before termination, the Trustee will seek to dispose of any Securities remaining in the

Portfolio although any Security unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Securities, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

HOW TO BUY UNITS

     Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price, which includes the applicable sales charge -- see Appendix A. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.

PUBLIC OFFERING PRICE

     In the secondary market (after the initial offering period), the Public Offering Price is based on the next evaluation of the Securities, and includes a sales charge based (a) on the number of Units of the Fund purchased in the secondary market on the same day by a single purchaser (see Secondary Market Sales Charge Schedule in Appendix A). To qualify for a reduced sales charge, the dealer must confirm that the sale is to a single purchaser or is purchased for its own account and not for distribution. For these purposes, Units held in the name of the purchaser's spouse or child under 21 years of age are deemed to be purchased by a single purchaser. A trustee or other fiduciary purchasing securities for a single trust or single fiduciary account is also considered a single purchaser.

     Employees of certain Sponsors and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units at a reduced initial sales charge of not less than $5.00 per 1,000 Units.

     S&P 500 TRUST 2 AND S&P MIDCAP TRUST. The graduated sales charges shown in Appendix A will apply on all purchases on any one day (with credit given for previously purchased Units as described below under Right of Accumulation) by a single purchaser of Units in one or both Trusts of this Fund only in the amounts stated. For this purpose purchases will not be aggregated with concurrent purchases of any other unit trusts sponsored by the Sponsors. However, Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed to be registered in the name of the purchaser. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. To qualify for the reduced sales charge and concession applicable to quantity purchases, the dealer must confirm that the sale is to a single purchaser. The sales charge is lower than sales charges on many other equity investments.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase Units of either Trust at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of Units of both Trusts. To be eligible either for this right of accumulation or the reduced sales charge applicable to purchases of both Trusts on the same day, the purchaser or the purchaser's securities dealer must notify the Sponsors at the time of purchase that such purchase qualifies under this accumulation provision and supply sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. These reduced sales charge provisions may be amended or terminated at any time without notice.

EVALUATIONS

     Evaluations are determined by the Trustee on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the Securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system (unless the Trustee deems these prices inappropriate) or, if closing sales prices are not available, at the mean between the closing bid and offer prices. If the Securities are not listed or if listed but the principal market is elsewhere, the evaluation is generally determined based on sales prices of the Securities on the over-the-counter market or, if sales prices in that market are not available, on the basis of the mean between current bid and offer prices for the Securities or for comparable securities or by appraisal or by any combination of these methods. Neither the Sponsors nor the Trustee guarantee the enforceability, marketability or price of any Securities.

CERTIFICATES

     Certificates for Units may be issued for certain Funds upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Sell Units--Trustee's Redemption of Units). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs. Units of certain Funds identified in Part A of the Prospectus must be held in uncertificated form.

HOW TO SELL UNITS

SPONSORS' MARKET FOR UNITS

     You can sell your Units at any time without a fee. The Sponsors (although not obligated to do so) will normally buy any Units offered for sale at the repurchase price next computed after receipt of the order. The Sponsors have maintained secondary markets in Defined Asset Funds for the last 25 years. Primarily because of the sales charge and fluctuations in the market value of the Securities, the sale price may be less than the cost of your Units. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

     The Sponsors may discontinue this market without prior notice if the supply of Units exceeds demand or for other business reasons. The Sponsors may reoffer or redeem Units repurchased.

TRUSTEE'S REDEMPTION OF UNITS

     You may redeem your Units by sending the Trustee a redemption request. Signatures must be guaranteed by an eligible institution. In certain instances, additional documents may be required such as a certificate of death, trust instrument, certificate of corporate authority or appointment as executor, administrator or guardian. If the Sponsors are maintaining a market for Units, they will purchase any Units tendered at the repurchase price described above. If they do not purchase Units tendered, the Trustee is authorized in its discretion to sell Units in the over-the-counter market if it believes it will obtain a higher net price for the redeeming investor.

     By the seventh calendar day after tender you will be mailed an amount equal to the Redemption Price per Unit. Because of market movements or changes in the Portfolio, this price may be more or less than the cost of your Units. The Redemption Price per Unit is computed each Business Day by adding the value of the Securities, declared but unpaid dividends on the Securities, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to redeem Units, for purchase of Securities or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units.

     If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Securities selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Securities would not otherwise be sold and may result in lower prices than might be realized otherwise and will also reduce the size and diversity of the Fund.

     Redemptions may be suspended or payment postponed if the New York Stock Exchange is closed other than for customary weekend and holiday closings, if the SEC determines that trading on that Exchange is restricted or that an emergency exists making disposal or evaluation of the Securities not reasonably practicable, or for any other period permitted by the SEC.

     REDEMPTION IN KIND--CONCEPT SERIES, INCOME GROWTH FUND, REAL ESTATE INCOME FUND, SECOND EXCHANGE SERIES--AT&T SHARES. You may request distribution in kind from the Trustee instead of cash redemption, provided that you are tendering Units with a required minimum value. By the seventh calendar day after tender, an amount and value of Securities per Unit, together with a pro rata portion of the cash balance in the Fund, equal to the Redemption Price per Unit, will be paid over to the Trustee, as distribution agent, and either held for your account or disposed of in accordance with your instructions. Any brokerage commissions on sales of

Securities in connection with in-kind redemptions will be borne by you. The Sponsors may modify or terminate this redemption in kind option at any time without notice to investors.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME AND DISTRIBUTIONS

     The net annual income per Unit will depend primarily upon the amount of dividends declared and paid by the issuers of the Securities and changes in the expenses of the Fund and, to a lesser degree, upon the level of purchases of additional Securities and sales of Securities. There is no assurance that dividends on the Securities will continue at their current levels or be declared or paid.

     Each Unit receives an equal share of monthly or quarterly distributions of dividend income. Because dividends on the Securities are not received at a constant rate throughout the year, any income distribution may be more or less than the amount then credited to the Income Account. Dividends payable to the Fund are credited to an Income Account, as of the date on which the Fund is entitled to receive the dividends, and other receipts are credited to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund. Funds held by the Trustee in the various accounts do not bear interest.

     UTILITY STOCK SERIES, SECOND EXCHANGE SERIES--AT&T SHARES, REAL ESTATE INCOME FUND, INCOME GROWTH FUND. Subject to the Reinvestment Plan, the Monthly Income Distribution for each investor shall consist of an amount, computed monthly by the Trustee, substantially equal to one-twelfth of the investor's pro rata share of the estimated annual income to the Income Account, after deducting estimated expenses.

     ALL OTHER FUNDS: Unless otherwise indicated in Part A, dividend income received by the Fund and available for distribution and the distributable balance in the Capital Account (other than capital gains) as of any particular record day will be distributed on or shortly after the related distribution day to the holders of record on that record day.

     There is no assurance that actual distributions will be made since all dividends received may be used to pay expenses. An amount equal to any capital gain net income (i.e. the excess of capital gains over capital losses) recognized by the Fund in any taxable year will generally be distributed shortly after the end of the year. In order to meet certain tax requirements a Fund may make a special distribution of income, including capital gains, to holders of record as of a date in December. Proceeds received from the disposition of any of the Securities which are not used to make the distribution of capital gain net income, for redemption of Units or reinvested in additional Securities will be held in the Capital Account to be distributed on the next succeeding distribution day.

REINVESTMENT PLAN -- UTILITY STOCK SERIES, INCOME GROWTH FUND, CONCEPT SERIES, SECOND EXCHANGE SERIES -- AT&T SHARES AND S&P INDEX TRUSTS.

     Income and principal distributions on Units may be reinvested by participating in the Fund's reinvestment plan. Under the plan, the Units acquired for investors will be either Units already held in inventory by the Sponsors or new Units created by the Sponsors' deposit of additional Securities, contracts to purchase additional Securities or cash (or a bank letter of credit in lieu of cash) with instructions to purchase additional Securities. Purchases made pursuant to the Reinvestment Plan will be made without sales charge at the net asset value for Units of the Fund. Under the Reinvestment Plan, the Fund will pay the distributions to the Trustee which in turn will purchase for the investor full and fractional Units of the Fund at the price determined as of the close of business on the distribution day and will add the Units to the investor's account and send the investor an account statement reflecting the reinvestment. The Sponsors reserve the right to amend, modify or terminate the reinvestment plan at any time without prior notice. Investors holding Units in 'street name' should contact their broker, dealer or financial institution to determine whether they may participate in the reinvestment plan.

FUND EXPENSES

     Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Securities for this purpose if cash is not available. The Sponsors receive an annual fee of a maximum of $0.35 per 1,000 Units to reimburse them for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed their costs of providing these services to the Fund, the total supervision fees from all Series of Equity Income Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to the Fund. The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

     Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.

     S&P Index Trusts. The Trusts have entered into license agreements with Standard & Poor's that permit the Trusts to use the trademarks and tradenames 'S&P 500', 'S&P MidCap 400 Index' and other trademarks and tradenames, to the extent the Sponsors deem appropriate and desirable under federal and state securities laws to indicate the source of the Indices as a basis for determining the composition of the Fund's investment portfolios. As consideration for the grant of the license, each Portfolio will pay to Standard & Poor's Corporation an annual fee equal to .02% of the average net asset value of the Portfolio (or, if greater, $10,000). In addition, the Fund will pay approximately $45,000 per year for access to independent computer services that track the S&P 500 Index and the S&P MidCap Index. Computer expenses will be divided between the Trusts in proportion to their respective assets during the relevant period.

TAXES

TAXATION OF THE FUND--EXCEPT FOR SECOND EXCHANGE SERIES--AT&T SHARES (SEE PROSPECTUS PART A).

     The Fund intends to qualify for and elect the special tax treatment applicable to 'regulated investment companies' under Section 851-855 of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification and election as a 'regulated investment company' involve no supervision of investment policy or management by any government agency. If the Fund qualifies as a 'regulated investment company' and distributes to investors 90% or more of its taxable income without regard to its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to Federal income tax on any portion of its taxable income (including any net capital gain) distributed to investors in a timely manner. In addition, the Fund will not be subject to the 4% excise tax on certain undistributed income of 'regulated investment companies' to the extent it distributes to investors in a timely manner at least 98% of its taxable income (including any net capital gain). It is anticipated that the Fund will not be subject to Federal income tax or the excise tax because the Indenture requires the distribution of the Fund's taxable income (including any net capital gain) in a timely manner. Although all or a portion of the Fund's taxable income (including any net capital gain) for a taxable year may be distributed shortly after the end of the calendar year, such a distribution will be treated for Federal income tax purposes as having been received by investors during the calendar year.

DISTRIBUTIONS

     Distribution to investors of the Fund's dividend income and net short-term capital gain in any year will be taxable as ordinary income to investors to the extent of the Fund's taxable income (without regard to its net capital gain) for that year. Any excess will be treated as a return of capital and will reduce the investor's basis in his Units and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Units as discussed below. It is anticipated that substantially all of the distributions of the Fund's dividend income and net short-term capital gain will be taxable as ordinary income to investors.

     Distribution of the Fund's net capital gain (designated as capital gain dividends by the Fund) will be taxable to investors as long-term capital gain, regardless of the length of time the Units have been held by an investor. An investor will recognize a taxable gain or loss if the investor sells or redeems his Units. Any gain or loss arising from (or treated as arising from) the sale or redemption of Units will be a capital gain or loss, except in the case of a dealer in securities. Capital gains are currently taxed at the same rate as ordinary income, however, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. However, any capital loss on the sale or redemption of a Unit that an investor has held for six months or less will be a long-term capital loss to the extent of any capital gain dividends previously distributed to the investor by the Fund. The deduction of capital losses is subject to limitations.

     A distribution of Securities to an investor upon redemption of his Units will be a taxable event to such investor, and that investor will recognize taxable gain or loss upon such distribution (equal to the difference between such an investor's tax basis in his Units and the fair market value of Securities received in redemption), which will be capital gain or loss except in the case of a dealer in securities. Investors should consult their own tax advisers in this regard.

     Distributions that are taxable as ordinary income to investors will constitute dividends for Federal income tax purposes. To the extent that distributions are appropriately designated by the Fund and are attributable to dividends received by the Fund from domestic issuers with respect to whose Securities the Fund satisfies the requirements for the dividends-received deduction, such distributions will be eligible for the dividends-received deduction for corporations (other than corporations such as 'S' corporations which are not eligible for such deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax). The dividends-received deduction generally is currently 70%. However, Congress from time to time considers proposals to reduce the rate, and enactment of such a proposal would adversely affect the after-tax return to investors who can take advantage of the deduction. Investors are urged to consult their own tax advisers.

     Sections 246 and 246A of the Code contain additional limitations on the eligibility of dividends for the corporate dividends-received deduction. Depending upon the corporate investor's circumstances (including whether it has a 45-day holding period for its Units and whether its Units are debt financed), these limitations may be applicable to dividends received by an investor from the Fund which would otherwise qualify for the dividends-received deduction under the principles discussed above. Accordingly, investors should consult their own tax advisers in this regard. A corporate investor should be aware that the receipt of dividend income for which the dividends-received deduction is available may give rise to an alternative minimum tax liability (or increase an existing liability) because the dividend income will be included in the corporation's 'adjusted current earnings' for purposes of the adjustment to alternative minimum taxable income required by Section 56(g) of the Code.

     Dividends received by the Fund from foreign issuers will in most cases be subject to foreign withholding taxes. The Fund will not be eligible for, and therefore does not expect to make, an election that would enable investors to credit foreign withholding taxes against their federal income tax liability on distributions by the Fund.

     Investors will be taxed in the manner described above regardless of whether distributions from the Fund are actually received by the investor or are reinvested pursuant to a Reinvestment Plan.

     The Federal tax status of each year's distributions will be reported to investors and to the Internal Revenue Service. The foregoing discussion relates only to the Federal income tax status of the Fund and to the tax treatment of distributions by the Fund to U.S. investors. Investors that are not United States citizens or residents should be aware that distributions from the Fund will generally be subject to a withholding tax of 30%, or a lower treaty rate, and should consult their own tax advisers to determine whether investment in the Fund is appropriate. Distributions may also be subject to state and local taxation and investors should consult their own tax advisers in this regard.

RETIREMENT PLANS

     Equity Income Funds may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging or tax-deferred rollover treatment. Holders of Units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any of these plans. These plans are offered by brokerage firms, including the Sponsor of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.

     Retirement Plans for the Self-Employed--Keogh Plans. Units of the Fund may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($2,250 in a spousal account).

     Individual Retirement Account--IRA, Any individual can make use of a qualified IRA arrangement for the purchase of Units of the Fund. Any individual (including one covered by an employer retirement plan) can make a contribution in an IRA equal to the lesser of $2,000 ($2,250 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount an individual may contribute will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of married individuals filing a joint return) or $200 (in the case of a married individual filing a separate return). Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to the distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution.

     Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units of the Fund.

RECORDS AND REPORTS

     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Securities and a copy of the Indenture, which may be inspected by investors at reasonable times during business hours.

     With each distribution, the Trustee includes a statement of the amounts of income and any other receipts being distributed. Following the termination of the Fund, the Trustee sends each investor of record a statement summarizing transactions in the Fund's accounts including amounts distributed from them, identifying Securities sold and purchased and listing Securities held and the number of Units outstanding at termination and stating the Redemption Price at termination, and the fees and expenses paid by the Fund, among other matters. Fund accounts may be audited by independent accountants selected by the Sponsors and any report of the accountants will be available from the Trustee on request.

TRUST INDENTURE

     The Fund is a 'unit investment trust' created under New York law (under Massachusetts law for certain Funds) by a Trust Indenture among the Sponsors and the Trustee. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

     The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified of the substance of any amendment.

     The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The resignation or removal becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee may apply to a court of competent jurisdiction to appoint a successor.

     Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

     The Sponsors and the Trustee are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor) or reckless disregard of duty. The Indenture contains customary provisions limitingthe liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

     The Statement of Condition in Part A of the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities.

SPONSORS

     The Sponsors are listed on the back cover of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch Co. Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America, and Dean Witter Reynolds, Inc., a principal operating subsidiary of Dean Witter Discover & Co. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

PUBLIC DISTRIBUTION

     During the initial offering period and thereafter to the extent additional Units continue to be offered for sale to the public by means of this Prospectus, Units will be distributed directly to the public by this Prospectus at the Public Offering Price determined in the manner provided above or to selected dealers who are members of the National Association of Securities Dealers, Inc. at a concession not in excess of the maximum sales charge. The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc..

The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold.

UNDERWRITERS' AND SPONSORS' PROFITS

     Upon sale of the Units, the Underwriters will be entitled to receive sales charges; each Underwriters' interest in the Underwriting Account will depend on the number of Units acquired through the issuance of additional Units. The Sponsors also realize a profit or loss on deposit of the Securities equal to the difference between the cost of the Securities to the Fund (based on the aggregate value of the Securities on their date of deposit) and the purchase price of the Securities to the Sponsors plus commissions payable by the Sponsors. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Securities it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

PERFORMANCE INFORMATION

     Information on the performance of the Fund for various periods, on the basis of changes in Unit price plus the amount of dividends and capital gains reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective Holders. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

     Past performance of any series may not be indicative of results of future series. Fund performance may be compared to the performance of the Dow Jones Industrial Average, the S&P 500 Composite Price Stock Index, the S&P MidCap 400 Index, or performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. Performance of the Stocks may be compared in sales literature to performance of the S&P 500 Stock Price Composite Index, to which may be added by year various national and international political and economic events, and certain milestones in price and market indicators and in offerings of Defined Asset Funds. This performance may also be compared for various periods with an investment in short-term U.S. Treasury securities; however, the investor should bear in mind that Treasury securities are fixed income obligations, having the highest credit characterisitics, while the Stocks involve greater risk because they have no maturities, and income thereon is subject to the financial condition of, and declaration by, the issuers.

DEFINED ASSET FUNDS

     For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio is relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term profits by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. Your investment objectives may call for a combination of Defined Asset Funds.

     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.

EXCHANGE OPTION

     You may be able to exchange Fund Units for units of certain other Defined Asset Funds subject only to a reduced sales charge or to any remaining deferred sales charge, as applicable. To make an exchange, you should contact your financial professional to find out what suitable exchange funds are available and to obtain a prospectus. You may acquire units of only those exchange funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. Except for the reduced sales charge, an exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of exchange fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

     As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.

SUPPLEMENTAL INFORMATION

     Upon writing or calling the Trustee shown on the back cover of Part A of this Prospectus, investors will receive without charge supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of securities that may be part of the Portfolio and general information about the structure and operation of the Fund.

                                   APPENDIX A
                     SECONDARY MARKET SALES CHARGE SCHEDULE
                              UTILITY STOCK SERIES

                                                                                        SALES CHARGE
                                                                         (GROSS UNDERWRITING PROFIT)
                                                                      ----------------------------------
                                                                      AS PERCENT OF      AS PERCENT OF    DEALER CONCESSION AS
                                                                      PUBLIC OFFERING      NET AMOUNT     PERCENT OF PUBLIC
     AMOUNT PURCHASED                                                         PRICE          INVESTED       OFFERING PRICE
--------------------------------------------------------------------  -----------------  ---------------  -----------------------
Less than $250,000..................................................           4.50%            4.712%               2.925%
$250,000-$499,000...................................................           3.75             3.896                2.438
$500,000-$749,000...................................................           2.50             2.564                1.625
$750,000-$999,000...................................................           2.00             2.041                1.300
$1,000,000 or more..................................................           1.50             1.523                0.975

                       S&P 500 TRUST 2, S&P MIDCAP TRUST

Less than $25,000...................................................           2.25%            2.302%               1.463%
$25,000-$49,999.....................................................           2.00             2.041                1.300
$50,000-$74,999.....................................................           1.75             1.781                1.138
$75,000-$99,999.....................................................           1.50             1.523                0.975
$100,000-$249,999...................................................           1.25             1.266                0.813
$250,000 or more....................................................           1.00             1.010                0.650

                         INCOME GROWTH FUND 1993 SERIES
The sales charge consists of an initial portion and a deferred portion, the total of which may equal a maximum of approximately 5.50% of the Public Offering Price or 5.820% of the aggregate value of Securities, although these percentages will vary should Units be purchased at a public offering price other than that set forth on page A-3. For example, if you acquire Units for $1,050 (including an initial sales charge of $15.75) and hold the Units until the termination of the Fund, you will pay a total sales charge of $55.75 or 5.31% of the acquisition price on those Units. At an acquisition price of $950 (including an initial sales charge of $14.25), you would pay a total sales charge of $54.25 or 5.71% of the acquisition price. The initial portion of the sales charge is equal to 1.50% of the Public Offering Price (1.523% of the aggregate value of Securities) and the deferred portion of the sales charge is $10.00 per 1,000 Units payable by the Fund on behalf of investors out of net asset value of the Fund on each Deferred Charge Payment Date through 1997. If you sell or redeem Units before a Deferred Charge Payment Date, no future deferred sales charges will be collected from you; this will have the effect of reducing the rate of sales charge.
  CONCEPT SERIES: BLUE CHIP STOCK SERIES, REAL ESTATE INCOME FUND, HEALTH CARE
                                    TRUST II
The sales charge consists of an initial portion and a deferred portion, the total of which may equal a maximum of approximately 5.35% of the Public Offering Price or 5.501% of the net asset value of the Fund over its expected four-year life. The initial portion of the sales charge is equal to 2.75% of the Public Offering Price (2.828%) of the net amount invested in the Securities) and the deferred portion of the sales charge is $1.625 per 1,000 Units ($6.50 per year) payable by the Fund on behalf of investors out of net asset value of the Fund on each quarterly Deferred Charge Payment Date until the Fund terminates. If you sell or redeem Units before a Deferred Charge Payment Date, all future deductions of deferred sales charges with respect to you will be waived; this will have the effect of reducing your rate of sales charge.

     The initial portion of the sales charge is reduced on a graduated scale for sales to any purchaser of at least $250,000 of Units and will be applied on whichever basis is more favorable to the purchaser.

                                                                                        SALES CHARGE
                                                                         (GROSS UNDERWRITING PROFIT)
                                                                      ----------------------------------
                                                                      AS PERCENT OF      AS PERCENT OF    DEALER CONCESSION AS
                                                                      PUBLIC OFFERING      NET AMOUNT     PERCENT OF PUBLIC
     AMOUNT PURCHASED                                                         PRICE          INVESTED       OFFERING PRICE
--------------------------------------------------------------------  -----------------  ---------------  -----------------------
Less than $250,000..................................................           2.75%            2.828%               1.788%
$250,000-$499,000...................................................           2.25             2.302                1.463
$500,000-$749,000...................................................           1.75             1.781                1.138
$750,000-$999,000...................................................           1.25             1.266                0.813
$1,000,000 or more..................................................           1.00             1.010                0.650

                      SECOND EXCHANGE SERIES--AT&T SHARES

     The sales charge for Units of this Trust is 2.25% (2.302% of net amount invested). There is no reduction for quantity purchases of Units.
         CONCEPT SERIES: TELECOMMUNICATIONS TRUST 1, TELE-GLOBAL TRUST,
                              NATURAL GAS TRUST 2
The sales charge for Units of these Trusts is 2.00% (2.041% of net amount invested). There is no reduction for quantity purchases of Units.
                   CONCEPT SERIES: FOOD FUND, NORTHWEST TRUST
The sales charge for Units of this Trust is 1.50% (1.523% of net amount invested). There is no reduction for quantity purchases of Units.

                                                                    14101--12/95

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                       EQUITY INVESTOR FUND INDEX SERIES
             FURTHER INFORMATION REGARDING THE FUND MAY BE OBTAINED
     WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE AT THE ADDRESS AND TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF PART A OF THE PROSPECTUS.

                                     INDEX


                                                   PAGE
                                                ---------
  FUND DESCRIPTION.........................          1
  RISK FACTORS.............................          2
  HOW TO BUY UNITS.........................          4
  HOW TO REDEEM OR SELL UNITS..............          5
  INCOME, DISTRIBUTIONS AND REINVESTMENT...          6
  FUND EXPENSES............................          7
  TAXES....................................          8
  RECORDS AND REPORTS......................          9
  TRUST INDENTURE..........................         10
  MISCELLANEOUS............................         10
  EXCHANGE OPTION..........................         12
  SUPPLEMENTAL INFORMATION.................         12


FUND DESCRIPTION

PORTFOLIO SELECTION

     The Fund is designed to produce investment results that generally correspond to the price and yield performance of the common stocks represented by the related S&P Index. As a result, the Portfolio of each Trust will at any time consist of as many of the Index Stocks as is feasible. Each Trust will at all times be invested in no less than 95% of the Index Stocks. Although, at any time, a Trust may fail to own certain of the Index Stocks, each Trust will be substantially totally invested in Index Stocks and the Sponsors expect to maintain a theoretical correlation of between .97 and .99 between the investment performance of the relevant Index and that derived from ownership of Units. Adjustments will be made in accordance with the computer program output to bring the weightings of the Securities more closely into line with their weightings in the relevant Index as each Trust invests in new Securities in connection with the creation of new Units, as companies are dropped from or added to either Index or as Securities are sold to meet redemptions. These adjustments will be made on the business day following the relevant transaction in accordance with computer program output showing which Securities are under-or over-represented in each Portfolio. Adjustments may also be made at other times to bring either Portfolio into line with the applicable Index. The proceeds from any such sale will be invested in those Index Stocks which the computer program output indicates are most under-represented.

     The Sponsors anticipate that the selection of any additional Index Stocks deposited or purchased in connection with the creation of additional Units of a Trust will be those stocks which are most under-represented in the Portfolio based upon the computer program output and the applicable Index as of the date prior to the date of such subsequent deposit or purchase. Securities sold in order to meet redemptions will be those stocks which are most over-represented in the Portfolio based upon the computer program output and the applicable Index as of the date prior to the date of such sale.

     Finally, from time to time adjustments may be made in either Portfolio because of changes in the composition of the applicable Index. Based on past history, it is anticipated that most such changes will occur as a result of merger or acquisition activity. In such cases, the Fund, as shareholder of a company which is the object of such merger or acquisition activity, will presumably receive various offers from would-be acquirors of the company. The Trustees will not be permitted to accept any such offers until such time as the company has been deleted from the applicable Index. Since, in most cases, a company is removed from an Index only after the consummation of a merger or acquisition of the company, it is anticipated that the Fund will generally acquire, in exchange for the stock of the deleted company, whatever consideration is being offered to shareholders of that company who have not tendered their shares prior to such time. Any cash received in such transactions will be reinvested in the most under-represented Index Stocks. Any securities received as a part of the consideration which are not included in the relevant Index will be sold as soon as practicable and reinvested in the most under-represented Index Stocks.

     In attempting to duplicate the proportionate relationships represented by the S&P 500 Index and the S&P MidCap Index the Sponsors do not anticipate purchasing or selling shares in quantities of less than round lots. In addition, certain Index Stocks may at times not be available in the quantities in which the computer program specifies that they be purchased. For these reasons, among others, precise duplication of this proportionate relationship may not ever be possible but nevertheless will continue to be the goal in connection with all acquisitions or dispositions of Securities (see Administration of the Fund--Portfolio Supervision). As the holder of the Securities, the Trustee will have the right to vote all of the voting stocks in a Portfolio and will vote such stocks in accordance with the instructions of the Sponsors except that, if the Trustee holds any of the common stocks of Merrill Lynch & Co., Inc., Prudential Insurance Company of America (the parent of Prudential Securities Incorporated) or The Travelers Inc. (as long as it remains the parent of Smith Barney Inc.) or any other common stock of companies which are affiliates of the Sponsors, the Trustee will vote such stock in the same proportionate relationship as all other shares of such companies are voted.

     The yield and price of stocks of the type deposited in the Fund are dependent on a variety of factors, including money market conditions, general conditions of the corporate bond and equity markets, size of a particular offering and capital structure of the issuer. While it may not be likely that dividends on any stocks would be omitted, of course no assurances can be given since earnings available for dividends, regardless of the size of the company, are subject to numerous events which are often beyond the issuer's control. Because each Defined Asset Fund is a preselected portfolio, you know the securities before you invest. Of course, the Portfolio will change somewhat over time, as Securities are purchased upon creation of additional Units, as securities are sold to meet Unit redemptions or in other limited circumstances.

PORTFOLIO SUPERVISION

     The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsors may instruct the Trustee to tender or sell the Security in the open market when in its opinion it is in the best interests of investors to do so. Although the Portfolio is not actively managed, it is regularly reviewed and evaluated and Securities can be sold in case of certain adverse developments concerning a Security including the adverse financial condition of the issuer, the institution of legal proceedings against the issuer, a decline in the price or the occurrence of other market or credit factors that might otherwise make retention of the Security detrimental to the interest of investors or if the disposition of these Securities is necessary in order to enable the Fund to make distributions of the Fund's capital gain net income or desirable in order to maintain the qualification of the Fund as a regulated investment company under the Internal Revenue Code. Securities can also be sold to meet redemption of Units; the Sponsors are also authorized to direct the reinvestment of the proceeds of the sale of Securities, as well as moneys held to cover the purchase of Securities pursuant to contracts which have failed, in additional Securities.

RISK FACTORS

     An investment in the Fund entails certain risks, including the risk that the value of your investment will decline if the financial condition of the issuers of the Securities becomes impaired or if the general condition of the stock market worsens. In addition, holders of common stocks have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital provided by debt securities. Common stocks in general may be especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Sponsors cannot predict the direction or scope of any of these factors.

THE S&P 500 INDEX AND THE S&P MIDCAP INDEX

     The S&P 500 Index is composed of 500 selected common stocks, most of which are listed in the New York Stock Exchange. This well-known index, originally consisting of 233 stocks in 1923, was expanded to 500 stocks in 1957 and was restructured in 1976 to a composite consisting of four major industry sectors: industrial, utility, financial and transportation. The four major industry sectors are comprised of eleven regular industry sectors which are further divided into industry groups. The S&P 500 Index contains a variety of stocks which are market-value weighted to represent the overall market. The Index represents approximately 70% of U.S. stock market capitalization. As of December 31, 1996, the mean market capitalization of the companies in the S&P 500 Index is approximately $11,251 million.

     The S&P MidCap Index is composed of 400 selected common stocks; as of December 31, 1996, 292 were listed on the New York Stock Exchange, seven were listed on the American Stock Exchange and 101 were quoted on The Nasdaq National Market. The MidCap Index stocks were chosen for market size, liquidity and industry group representation. As of December 31, 1996, industrial stocks accounted for approximately 71.4% of S&P MidCap Index market capitalization, utilities approximately 11.9%, financial stocks approximately 15.2% and transportation stocks approximately 1.5%. The capitalizations of individual companies ranged from about $148 million to over $7,326 million; the mean market capitalization of the companies in the S&P MidCap Index was approximately $1,752 million.

     The weightings of stocks in the S&P 500 Index and the S&P MidCap Index are primarily based on each stock's relative total market value; that is, its market price per share times the number of shares outstanding.

     Standard and Poor's only relationship to the Portfolios is the licensing of the right to use the S&P 500 Index and the S&P MidCap Index as bases for determining the composition of the Portfolios and to use the related trademarks and tradenames in the name of the Fund and in the Prospectus and related sales literature to the extent that the Sponsors deem appropriate or desirable under Federal and state securities laws and to indicate the source of the Indexes. The Indexes are determined, comprised and calculated without regard to the Funds.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or the S&P MidCap Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the sponsors, the funds, any person or any entity from the use of the S&P index or the S&P MidCap Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use, with respect to the S&P 500 Index or the S&P MidCap Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

LIQUIDITY

     Whether or not the Securities are listed on a national securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Fund may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsors. The price at which the Securities may be sold to meet redemptions and the value of the Fund will be adversely affected if trading markets for the Securities are limited or absent.

LITIGATION AND LEGISLATION

     The Sponsors do not know of any pending litigation as of the initial date of deposit that might reasonably be expected to have a material adverse effect on the Fund, although pending litigation may have a material adverse effect on the value of Securities in the Fund. In addition, at any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Securities in the Portfolio or the issuers of the Securities. Changing approaches to regulation may have a negative impact on certain companies represented in the Portfolio. There can be no assurance that future litigation, legislation, regulation or deregulation will not have a material adverse effect on the Portfolio or will not impair the ability of the issuers of the Securities to achieve their business goals. From time to time Congress considers proposals to reduce the rate of the dividends-received deduction. This type of legislation, if enacted into law, would adversely affect the after-tax return to investors who can take advantage of the deduction. See Taxes.

LIFE OF THE FUND; FUND TERMINATION

     The size and composition of the Portfolio will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units. The Portfolio will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Security or upon the consent of investors holding 51% of the Units. The Portfolio may also be terminated earlier by the Sponsors once its total assets have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Portfolio early will be based on factors such as the size of the Portfolio relative to its original size, the ratio of Portfolio expenses to income, and the cost of maintaining a current prospectus.

     Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On or shortly before termination, the Trustee will seek to dispose of any Securities remaining in the Portfolio although any Security unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Securities, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

HOW TO BUY UNITS

     Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price, which includes the applicable sales charge -- see Appendix A. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.

PUBLIC OFFERING PRICE

     The Public Offering Price is based on the next evaluation of the Securities and includes a sales charge based on the amount on the same day by a single purchaser.


                                            SALES CHARGE
                             (GROSS UNDERWRITING PROFIT)
                            --------------------------------
                            AS PERCENT OF      AS PERCENT OF
                            PUBLIC OFFERING     NET AMOUNT
     AMOUNT PURCHASED               PRICE         INVESTED
--------------------------  -----------------  -------------
Less than $25,000.........           2.25%           2.302%
$25,000-$49,999...........           2.00            2.041
$50,000-$74,999...........           1.75            1.781
$75,000-$99,999...........           1.50            1.523
$100,000-$249,999.........           1.25            1.266
$250,000-$999,999.........           1.00            1.010
$1,000,000-$4,999,999.....           0.75            0.756
$5,000,000 or more........           0.50            0.503


The concession to dealers is 65% of the effective sales charge.

     To qualify for a reduced sales charge, the dealer must confirm that the sale is to a single purchaser or is purchased for its own account and not for distribution. For these purposes, Units held in the name of the purchaser's spouse or child under 21 years of age are deemed to be purchased by a single purchaser. A trustee or other fiduciary purchasing securities for a single trust or single fiduciary account is also considered a single purchaser.

     Employees of certain Sponsors and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units at a reduced initial sales charge of not less than $5.00 per 1,000 Units.

     The graduated sales charges shown in Appendix A will apply on all purchases on any one day (with credit given for previously purchased Units as described below under Right of Accumulation) by a single purchaser of Units in one or both Trusts of this Fund only in the amounts stated. For this purpose purchases will not be aggregated with concurrent purchases of any other unit trusts sponsored by the Sponsors. However, Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed to be registered in the name of the purchaser. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. To qualify for the reduced sales charge and concession applicable to quantity purchases, the dealer must confirm that the sale is to a single purchaser. The sales charge is lower than sales charges on many other equity investments.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase Units of either Trust at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of Units of both Trusts. To be eligible either for this right of accumulation or the reduced sales charge applicable to purchases of both Trusts on the same day, the purchaser or the purchaser's securities dealer must notify the Sponsors at the time of purchase that such purchase qualifies under this accumulation provision and supply sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. These reduced sales charge provisions may be amended or terminated at any time without notice.

EVALUATIONS

     Evaluations are determined by the Trustee on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the Securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system (unless the Trustee deems these prices inappropriate) or, if closing sales prices are not available, at the mean between the closing bid and offer prices. If the Securities are not listed or if listed but the principal market is elsewhere, the evaluation is generally determined based on sales prices of the Securities on the over-the-counter market or, if sales prices in that market are not available, on the basis of the mean between current bid and offer prices for the Securities or for comparable securities or by appraisal or by any combination of these methods. Neither the Sponsors nor the Trustee guarantee the enforceability, marketability or price of any Securities.

CERTIFICATES

     Certificates for Units are issued upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Redeem or Sell Units below). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs.

HOW TO REDEEM OR SELL UNITS

     You can redeem your Units at any time for net asset value. In addition, the Sponsors have maintained an uninterrupted secondary market for Units for over 20 years and will ordinarily buy back Units at net asset value. The following describes these two methods to redeem or sell Units in greater detail.

REDEEMING UNITS

     You can always redeem your Units directly with the Trustee for net asset value. This can be done by sending the Trustee a redemption request together with any Unit certificates you hold, which must be properly endorsed or accompanied by a written transfer instrument with signatures guaranteed by an eligible institution. In certain instances, additional documents may be required such as a trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

     Within seven days after the Trustee's receipt of your request (and any necessary documents), a check will be mailed to you in an amount equal to the net asset value of your Units. Because of the sales charge, market movements or changes in the Portfolio, net asset value at the time you redeem your Units may be greater or less than the original cost of your Units. Net asset value is calculated each Business Day by adding the value of the Securities, declared but unpaid dividends on the Securities, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses and any remaining Deferred Sales Charges, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units. After the initial offering period, the repurchase and cash redemption prices will be reduced to reflect the cost to the Fund of liquidating Securities to meet the redemption.

     As long as the Sponsors are maintaining a secondary market for Units (as described below), the Trustee will not actually redeem your Units but will sell them to the Sponsors for net asset value. If the Sponsors are not maintaining a secondary market, the Trustee will redeem your Units for net asset value or will sell your Units in the over-the-counter market if the Trustee believes it will obtain a higher net price for your Units. If the Trustee is able to sell the Units for a net price higher than net asset value, you will receive the net proceeds of the sale.

     If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Securities selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Securities would not otherwise be sold and may result in lower prices than might be realized otherwise and may also reduce the size and diversity of the Fund. If Securities are being sold during a time when additional Units are being created by the purchase of additional Securities (as described under Portfolio Selection), Securities will be sold in a manner designed to maintain, to the extent practicable, the proportionate relationship among the number of shares of each Security in the Portfolio.

     Any investor owning Units representing Securities with a value of at least $500,000 who redeems those Units prior to the rollover notification date indicated in Part A of the Prospectus may, in lieu of cash redemption, request distribution in kind of an amount and value of Securities per Unit equal to the otherwise applicable Redemption Price per Unit. Generally, whole shares of each Security together with cash from the Capital Account equal to any fractional shares to which the investor would be entitled (less any Deferred Sales Charge payable) will be paid over to a distribution agent and either held for the account of the investor or disposed of in accordance with instructions of the investor. Any brokerage commissions on sales of Securities in connection with in-kind redemptions will be borne by the redeeming investors. The in-kind redemption option is subject to all applicable legal restrictions and may be terminated by the Sponsors at any time upon prior notice to investors.

     Redemptions may be suspended or payment postponed (i) if the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making disposal or evaluation of the Securities not reasonably practicable or (iii) for any other period permitted by SEC order.

SPONSORS' SECONDARY MARKET FOR UNITS

     The Sponsors, while not obligated to do so, will buy back Units at net asset value without any other fee or charge as long as they are maintaining a secondary market for Units. Because of the sales charge, market movements or changes in the portfolio, net asset value at the time you sell your Units may be greater or less than the original cost of your Units. The Sponsors may resell the Units to other buyers or redeem the Units by tendering them to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

     The Sponsors may discontinue the secondary market for Units without prior notice if the supply of Units exceeds demand or for other business reasons. Regardless of whether the Sponsors maintain a secondary market, you have the right to redeem your Units for net asset value with the Trustee at any time, as described above.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME AND DISTRIBUTIONS

     The net annual income per Unit will depend primarily upon the amount of dividends declared and paid by the issuers of the Securities and changes in the expenses of the Fund and, to a lesser degree, upon the level of purchases of additional Securities and sales of Securities. There is no assurance that dividends on the Securities will continue at their current levels or be declared or paid.

     Each Unit receives an equal share of monthly distributions of dividend income. Because dividends on the Securities are not received at a constant rate throughout the year, any income distribution may be more or less than the amount then credited to the Income Account. Dividends payable to the Fund are credited to an Income Account, as of the date on which the Fund is entitled to receive the dividends, and other receipts are credited to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund. Funds held by the Trustee in the various accounts do not bear interest.

     Dividend income received by the Fund and available for distribution and the distributable balance in the Capital Account (other than capital gains) as of any particular record day will be distributed on or shortly after the related distribution day to the holders of record on that record day.

     There is no assurance that actual distributions will be made since all dividends received may be used to pay expenses. An amount equal to any capital gain net income (i.e. the excess of capital gains over capital losses) recognized by the Fund in any taxable year will generally be distributed shortly after the end of the year. In order to meet certain tax requirements a Fund may make a special distribution of income, including capital gains, to holders of record as of a date in December. Proceeds received from the disposition of any of the Securities which are not used to make the distribution of capital gain net income, for redemption of Units or reinvested in additional Securities will be held in the Capital Account to be distributed on the next succeeding distribution day.

REINVESTMENT PLAN

     Income and principal distributions on Units may be reinvested by participating in the Fund's reinvestment plan. Under the plan, the Units acquired for investors will be either Units already held in inventory by the Sponsors or new Units created by the Sponsors' deposit of additional Securities, contracts to purchase additional Securities or cash (or a bank letter of credit in lieu of cash) with instructions to purchase additional Securities. Purchases made pursuant to the Reinvestment Plan will be made without sales charge at the net asset value for Units of the Fund. Under the Reinvestment Plan, the Fund will pay the distributions to the Trustee which in turn will purchase for the investor full and fractional Units of the Fund at the price determined as of the close of business on the distribution day and will add the Units to the investor's account and send the investor an account statement reflecting the reinvestment. The Sponsors reserve the right to amend, modify or terminate the reinvestment plan at any time without prior notice. Investors holding Units in 'street name' should contact their broker, dealer or financial institution to determine whether they may participate in the reinvestment plan.

FUND EXPENSES

     Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Securities for this purpose if cash is not available. The Sponsors receive an annual fee currently estimated at $0.28 per 1,000 Units to reimburse them for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed their costs of providing these services to the Fund, the total supervision fees from all Series of Equity Investor Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to the Fund. The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

     Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.

     The Trusts have entered into license agreements with Standard & Poor's that permit the Trusts to use the trademarks and tradenames 'S&P 500', 'S&P MidCap 400 Index' and other trademarks and tradenames, to the extent the Sponsors deem appropriate and desirable under federal and state securities laws to indicate the source of the Indices as a basis for determining the composition of the Fund's investment portfolios. As consideration for the grant of the license, each Portfolio will pay to Standard & Poor's Corporation an annual fee equal to .02% of the average net asset value of the Portfolio (or, if greater, $10,000). In addition, the Fund will pay approximately $45,000 per year for access to independent computer services that track the S&P 500 Index and the S&P MidCap Index. Computer expenses will be divided between the Trusts in proportion to their respective assets during the relevant period.

TAXES

TAXATION OF THE FUND

     Each Trust intends to qualify for and elect the special tax treatment applicable to 'regulated investment companies' under Sections 851-855 of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification and election as a 'regulated investment company' involve no supervision of investment policy or management by any government agency. If a Trust qualifies as a 'regulated investment company' and distributes to investors 90% or more of its taxable income, excluding its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to Federal income tax on any portion of its taxable income (including any net capital gain) distributed to investors in a timely manner. In addition, a Trust will not be subject to the 4% excise tax on certain undistributed income of 'regulated investment companies' to the extent it distributes to investors in a timely manner at least 98% of its taxable income (including any net capital gain). It is anticipated that a Trust will not be subject to Federal income tax or the excise tax, because the Indenture requires the distribution of the Trust's taxable income (including any net capital gain) in a timely manner. Although all or a portion of a Trust's taxable income (including any net capital gain) for any calendar year may be distributed shortly after the end of that calendar year, such a distribution will be treated for Federal income tax purposes as having been received by investors during the calendar year.

DISTRIBUTIONS

     Distributions of a Trust's net capital gain (designated as capital gain dividends by the Trust) will be taxable to investors as long-term capital gain, regardless of the time the investor has held his Units. Distributions to investors of a Trust's dividend income and net short-term capital gain in any year will be taxable as ordinary income to investors to the extent of the Trust's taxable income (other than taxable income attributable to its net capital gain) for that year. Any excess will be treated as a return of capital and will reduce the investor's basis in his Units and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Units as discussed below. It is anticipated that substantially all of the distributions of a Trust's dividend income and net short-term capital gain will be taxable as ordinary income to investors.

     An investor will generally recognize capital gain or loss when the investor sells or redeems his Units. Capital gains are currently taxed at the same rate as ordinary income, however, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain individuals and other noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. However, any capital loss on the sale or redemption of a Unit that an investor has held for six months or less will be a long-term capital loss to the extent of any capital gain dividends previously distributed to the investor by the Trust. The deduction of capital losses is subject to limitations.

     Distributions that are taxable as ordinary income to investors will constitute dividends for Federal income tax purposes. To the extent that distributions are appropriately designated by a Trust and are attributable to dividends received by the Trust from domestic issuers with respect to whose Securities the Trust satisfies the requirements for the dividends-received deduction, such distributions will be eligible for the 70% dividends-received deduction for certain corporate investors. Depending upon the particular corporate investors circumstances, limitations on the availability of the dividends-received deduction may be applicable. Further, Congress from time to time considers proposals that would adversely affect the after-tax return to investors that can take advantage of the deduction. For example, on February 6, 1997, the Clinton Administration proposed legislation that would reduce the 70% dividends-received deduction to 50% for dividends paid or accrued after the 30th day after the enactment of the porposal. Investors are urged to consult their own tax advisers in this regard.

     Dividends received by a Trust from foreign issuers will in most cases be subject to foreign withholding taxes. The Trust will not be eligible for, and therefore does not expect to make, an election that would enable investors to credit foreign withholding taxes against their federal income tax liability on distributions by the Trust.

     Investors will be taxed in the manner described above regardless of whether distributions from the Fund are actually received by the investor or are reinvested pursuant to the Reinvestment Plan. The Federal tax status of each year's distributions will be reported to investors and to the Internal Revenue Service.

     The foregoing discussion relates only to the Federal income tax status of the Trust and to the tax treatment of distributions by the Trust to U.S. investors. Investors that are not United States citizens or residents should be aware that distributions from the Trust will generally be subject to a withholding tax of 30%, or a lower treaty rate, and should consult their own tax advisers to determine whether investment in a Trust is appropriate. Distributions may also be subject to state and local taxation and investors should consult their own tax advisers in this regard.

RETIREMENT PLANS

     Equity Income Funds may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging or tax-deferred rollover treatment. Holders of Units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any of these plans. These plans are offered by brokerage firms, including the Sponsor of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.

     Retirement Plans for the Self-Employed--Keogh Plans. Units of the Fund may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($4,000 in a spousal account).

     Individual Retirement Account--IRA, Any individual can make use of a qualified IRA arrangement for the purchase of Units of the Fund. Any individual (including one covered by an employer retirement plan) can make a contribution in an IRA equal to the lesser of $2,000 ($4,000 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount an individual may contribute will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of married individuals filing a joint return) or $200 (in the case of a married individual filing a separate return). Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to the distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution.

     Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units of the Fund.

RECORDS AND REPORTS

     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Securities and a copy of the Indenture, which may be inspected by investors at reasonable times during business hours.

     With each distribution, the Trustee includes a statement of the amounts of income and any other receipts being distributed. Following the termination of the Fund, the Trustee sends each investor of record a statement summarizing transactions in the Fund's accounts including amounts distributed from them, identifying Securities sold and purchased and listing Securities held and the number of Units outstanding at termination and stating the Redemption Price at termination, and the fees and expenses paid by the Fund, among other matters. Fund accounts may be audited by independent accountants selected by the Sponsors and any report of the accountants will be available from the Trustee on request.

TRUST INDENTURE

     The Fund is a 'unit investment trust' created under New York law by a Trust Indenture among the Sponsors and the Trustee. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

     The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified of the substance of any amendment.

     The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The resignation or removal becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee may apply to a court of competent jurisdiction to appoint a successor.

     Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

     The Sponsors and the Trustee are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor) or reckless disregard of duty. The Indenture contains customary provisions limitingthe liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

     The Statement of Condition in Part A of the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities.

SPONSORS

     The Sponsors are listed on the back cover of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch Co. Inc.; Smith Barney Inc., an indirect wholly-

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owned subsidiary of The Travelers Inc.; Prudential Securities Incorporated, an
indirect wholly-owned subsidiary of the Prudential Insurance Company of America; Dean Witter Reynolds, Inc., a principal operating subsidiary of Dean Witter Discover & Co. and PaineWebber Incorporated, a wholly owned subsidiary of PaineWebber Group Inc. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

PUBLIC DISTRIBUTION

     During the initial offering period and thereafter to the extent additional Units continue to be offered for sale to the public by means of this Prospectus, Units will be distributed directly to the public by this Prospectus at the Public Offering Price determined in the manner provided above or to selected dealers who are members of the National Association of Securities Dealers, Inc. at a concession not in excess of the maximum sales charge. The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc.. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold.

UNDERWRITERS' AND SPONSORS' PROFITS

     Upon sale of the Units, the Underwriters will be entitled to receive sales charges; each Underwriters' interest in the Underwriting Account will depend on the number of Units acquired through the issuance of additional Units. The Sponsors also realize a profit or loss on deposit of the Securities equal to the difference between the cost of the Securities to the Fund (based on the aggregate value of the Securities on their date of deposit) and the purchase price of the Securities to the Sponsors plus commissions payable by the Sponsors. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Securities it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

PERFORMANCE INFORMATION

     Information on the performance of the Fund for various periods, on the basis of changes in Unit price plus the amount of dividends and capital gains reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective Holders. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

     Past performance of any series may not be indicative of results of future series. Fund performance may be compared to the performance of the Dow Jones Industrial Average, the S&P 500 Composite Price Stock Index, the S&P MidCap 400 Index, or performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. Performance of the Stocks may be compared in sales literature to performance of the S&P 500 Stock Price Composite Index, to which may be added by year various national and international political and economic events, and certain milestones in price and market indicators and in offerings of Defined Asset Funds. This performance may also be compared for various periods with an investment in short-term U.S. Treasury securities; however, the investor should bear in mind that Treasury securities are fixed income obligations, having the highest credit characterisitics, while the Stocks involve greater risk because they have no maturities, and income thereon is subject to the financial condition of, and declaration by, the issuers.

DEFINED ASSET FUNDS

     For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio is relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term profits by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. Your investment objectives may call for a combination of Defined Asset Funds.

     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.

EXCHANGE OPTION

     You may be able to exchange Fund Units for units of certain other Defined Asset Funds subject only to a reduced sales charge or to any remaining deferred sales charge, as applicable. To make an exchange, you should contact your financial professional to find out what suitable exchange funds are available and to obtain a prospectus. You may acquire units of only those exchange funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. An exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of exchange fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

     As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.

SUPPLEMENTAL INFORMATION

     Upon writing or calling the Trustee shown on the back cover of this Prospectus, investors will receive without charge supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of securities that may be part of the Portfolio and general information about the structure and operation of the Fund.

                             Defined
                             Asset FundsSM


SPONSORS:                          EQUITY INVESTOR FUND
Merrill Lynch,                     INDEX SERIES,
Pierce, Fenner & Smith IncorporatedS&P 500 TRUST 2
Defined Asset Funds                S&P MIDCAP TRUST
P.O. Box 9051
Princeton, NJ 08543-9051           PROSPECTUS PART A
(609) 282-8500                     This Prospectus does not contain all of the
Smith Barney Inc.                  information with respect to the investment
Unit Trust Department              company set forth in its registration
388 Greenwich Street--23rd Floor   statement and exhibits relating thereto which
New York, NY 10013                 have been filed with the Securities and
(212) 816-4000                     Exchange Commission, Washington, D.C. under
Prudential Securities Incorporated the Securities Act of 1933 and the Investment
One New York Plaza                 Company Act of 1940, and to which reference
New York, NY 10292                 is hereby made. Copies of filed material can
(212) 778-6164                     be obtained from the Public Reference Section
Dean Witter Reynolds Inc.          of the Commission, 450 Fifth Street, N.W.,
Two World Trade Center--59th Floor Washington, D.C. 20549 at prescribed rates.
New York, NY 10048                 The Commission also maintains a Web site that
(212) 392-2222                     contains information statements and other
PaineWebber Incorporated           information regarding registrants such as
1200 Harbor Blvd.                  Defined Asset Funds that file electronically
Weehawken, NJ 07087                with the Commission at http://www.sec.gov.
(201) 902-3000                     ------------------------------
TRUSTEE FOR THE S&P 500 TRUST 2:   No person is authorized to give any
The Chase Manhattan Bank           information or to make any representations
Customer Service Retail Department with respect to this investment company not
Bowling Green Station              contained in its registration statement and
P.O. Box 5187                      exhibits relating thereto; and any
New York, NY 10274-5187            information or representation not contained
1-800-323-1508                     therein must not be relied upon as having
TRUSTEE FOR THE S&P MIDCAP TRUST:  been authorized.
The Bank of New York               ------------------------------
(a New York Banking Corporation)   When Units of this Fund are no longer
Box 974--Wall Street Station       available this Prospectus may be used as a
New York, NY 10268-0974            preliminary prospectus for a future series,
1-800-221-7771                     and investors should note the following:
                                   Information contained herein is subject to amendment. A registration statement relating to securities of a future series has been filed with the Securities and Exchange
                                   Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.
                                   This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                                                     14124--04/97